Exhibit 10.5




                          PARTICIPATION AGREEMENT


                         Dated as of June 27, 1997

                                   among

                        EL DORADO NITROGEN COMPANY,
                     as Lessee and Construction Agent,

                     BOATMEN'S TRUST COMPANY OF TEXAS,
                      not in its individual capacity,
             except as expressly provided herein, but solely
                             as Owner Trustee,

                   SECURITY PACIFIC LEASING CORPORATION,
                           as Owner Participant,

                         WILMINGTON TRUST COMPANY,
                      not in its individual capacity,
             except as expressly provided herein, but solely
                           as Indenture Trustee,

                  BAYERISCHE LANDESBANK, NEW YORK BRANCH,
             as a Construction Lender and as Note Purchaser,

                   SECURITY PACIFIC LEASING CORPORATION,
                         as a Construction Lender,

                                    and

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                        as  Construction Loan Agent



                      NITRIC ACID PRODUCTION FACILITY

                             TABLE OF CONTENTS

                                                                       PAGE

SECTION 1    DEFINITIONS; INTERPRETATION OF THIS AGREEMENT . . . . . . . .2
     1.1     Definitions . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.2     Directly or Indirectly. . . . . . . . . . . . . . . . . . . .3

SECTION 2    PURCHASE OF UNITS; CONSTRUCTION AGENT; CONSTRUCTION
             ADVANCES; FUNDINGS; PARTICIPATION IN THE EQUIPMENT
             COST; TRANSACTION COSTS . . . . . . . . . . . . . . . . . . .3
     2.1     Construction Agent; Sale and Purchase . . . . . . . . . . . .3
     2.2     Construction Advances . . . . . . . . . . . . . . . . . . . .5
     2.3     Purchase Dates; Advance Dates; Procedure for Funding. . . . .6
     2.4     Investments by the Owner Participant. . . . . . . . . . . . .7
     2.5     Issue and Sale of Note. . . . . . . . . . . . . . . . . . . .8
     2.6     Lease Term Commencement Date; Procedure for Participation . 10
     2.7     Owner Participant's Instructions. . . . . . . . . . . . . . 12
     2.8     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     2.9 Calculation of Adjustments to Basic Rent, Stipulated Loss Value, Termination Value and Note Amortization; Confirmation
             and Verification............................................15
     2.10    Postponement of Closing; Termination of Transaction; and
             Expiration of Commitment. . . . . . . . . . . . . . . . . . 18
     2.11    Sufficiency of Note and Cash Payment. . . . . . . . . . . . 19

SECTION 3    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . 19
     3.1     Representations and Warranties of the Owner Trustee . . . . 19
     3.2     Representations and Warranties of the Lessee. . . . . . . . 21
     3.3     Representations and Warranties of the Indenture Bank and
             the Indenture Trustee . . . . . . . . . . . . . . . . . . . 29
     3.4     Representations and Warranties of the Owner Participant . . 30
     3.5     Representations, Warranties and Covenants Regarding
             Beneficial Interest and Notes . . . . . . . . . . . . . . . 32

SECTION 4    CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . . . 35
     4.1     Conditions Precedent to the Making of First Construction
             Advance.....................................................35
     4.2     Conditions Precedent to Each Advance Date . . . . . . . . . 37
     4.3     Conditions Precedent to Investment by the Participants. . . 39
     4.4     Additional Conditions Precedent to Investment by the Owner
             Participant. . . . . . . . . . . . . . . . . . . . . . . . .44
     4.5     Additional Conditions Precedent to Purchase by the Note
             Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . 46
     4.6     Conditions Precedent to the Obligation of the Lessee. . . . 47
     4.7     Opinion Acknowledgment. . . . . . . . . . . . . . . . . . . 49
     4.8     Further Condition To Participants' Commitment . . . . . . . 49

SECTION 5    FINANCIAL AND OTHER REPORTS OF THE LESSEE . . . . . . . . . 49

SECTION 6    CERTAIN COVENANTS OF THE PARTICIPANTS, THE OWNER
             TRUSTEE, THE INDENTURE TRUSTEE AND THE LESSEE . . . . . . . 50
     6.1     Restrictions on Transfer of Beneficial Interest . . . . . . 50
     6.2     Liens Attributable to the Owner Participant . . . . . . . . 52
     6.3     Lessor's Liens Attributable to the Owner Trustee. . . . . . 52
     6.4     Liens Created by the Indenture Trustee. . . . . . . . . . . 53
     6.5     Certain Covenants of the Owner Trustee, the Owner
             Participant and Boatmen's . . . . . . . . . . . . . . . . . 53
     6.6     Lessee's Merger Covenant. . . . . . . . . . . . . . . . . . 54
     6.7     Lessee Not to Own Notes or Beneficial Interest. . . . . . . 55
     6.8     Broker's Fees . . . . . . . . . . . . . . . . . . . . . . . 55
     6.9     Boatmen's Covenant to Notify of Relocation or Name Change . 55
     6.10    Lessee's Covenant to Notify of Relocation or Name Change. . 55
     6.11    Corporate Existence . . . . . . . . . . . . . . . . . . . . 56
     6.12    Compliance with Laws. . . . . . . . . . . . . . . . . . . . 56
     6.13    Restriction on Transfer of Notes. . . . . . . . . . . . . . 56
     6.14    Amendments to Indenture . . . . . . . . . . . . . . . . . . 57
     6.15    Environmental Matters . . . . . . . . . . . . . . . . . . . 57

SECTION 7    LESSEE'S INDEMNITIES. . . . . . . . . . . . . . . . . . . . 58
     7.1     General Tax Indemnity . . . . . . . . . . . . . . . . . . . 58
     7.2     General Indemnification and Waiver of Certain Claims. . . . 69

SECTION 8    LESSEE'S RIGHTS UNDER THE LEASE . . . . . . . . . . . . . . 74

SECTION 9    SPECIAL RIGHTS OF NOTE PURCHASER. . . . . . . . . . . . . . 74

SECTION 10   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . 75
     10.1    Survival. . . . . . . . . . . . . . . . . . . . . . . . . . 75
     10.2    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 75
     10.3    No Guaranty . . . . . . . . . . . . . . . . . . . . . . . . 76
     10.4    Successors and Assigns. . . . . . . . . . . . . . . . . . . 76
     10.5    Business Day. . . . . . . . . . . . . . . . . . . . . . . . 76
     10.6    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . 76
     10.7    Severability. . . . . . . . . . . . . . . . . . . . . . . . 76
     10.8    Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 76
     10.9    Headings and Table of Contents. . . . . . . . . . . . . . . 77
     10.10   Reproduction of Documents . . . . . . . . . . . . . . . . . 77
     10.11   Limitations of Liability. . . . . . . . . . . . . . . . . . 77
     10.12   Amendments and Waivers. . . . . . . . . . . . . . . . . . . 78
     10.13   Disclosure of Information . . . . . . . . . . . . . . . . . 78
     10.14   FORUM SELECTION AND CONSENT TO JURISDICTION . . . . . . . . 79
     10.15   WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . 79
     10.16   Confidentiality . . . . . . . . . . . . . . . . . . . . . . 79


Attachments:

Exhibit A    Form of Amended and Restated Trust Agreement
Exhibit B    Form of Indenture
Exhibit C    Form of Construction Loan Agreement
Exhibit D-1  Form of Bayer Support Agreement THIS EXHIBIT HAS BEEN
             OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE
             COMPANY FOR CONFIDENTIAL TREATMENT BY THE
             SECURITIES AND EXCHANGE COMMISSION UNDER THE
             FREEDOM OF INFORMATION ACT.  THE OMITTED
             INFORMATION HAS BEEN FILED SEPARATELY WITH THE
             SECRETARY OF THE SECURITIES AND EXCHANGE
             COMMISSION FOR PURPOSES OF SUCH REQUEST.
Exhibit D-2  Form of Bayer LetterTHIS EXHIBIT HAS BEEN OMITTED AS IT IS
             THE SUBJECT OF A REQUEST BY THE COMPANY FOR
             CONFIDENTIAL TREATMENT BY THE SECURITIES AND
             EXCHANGE COMMISSION UNDER THE FREEDOM OF
             INFORMATION ACT.  THE OMITTED INFORMATION HAS
             BEEN FILED SEPARATELY WITH THE SECRETARY OF THE
             SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES
             OF SUCH REQUEST.
Exhibit D-3  Form of Bayer Environmental Letter
Exhibit E    Form of Lease
Exhibit F-1  Form of Ground Lease
Exhibit F-2  Form of Ground Lease Sublease
Exhibit G-1A Form of Opinion of Lessee's In-House Counsel - Effective Date Exhibit G-1B Form of Opinion of Lessee's Special Counsel - Effective Date Exhibit G-2A Form of Opinion of Lessee's In-House Counsel -
               Lease Term Commencement Date
Exhibit G-2B Form of Opinion of Lessee's Special Counsel -
               Lease Term Commencement Date
Exhibit H-1  Form of Opinion of Owner Trustee's Special Counsel -
               Effective Date
Exhibit H-2  Form of Opinion of Owner Trustee's Special Counsel -
               Lease Term Commencement Date
Exhibit I-1A Form of Opinion of Owner Participant's In-House Counsel -
               Effective Date
Exhibit I-1B Form of Opinion of Owner Participant s Special Counsel -
               Effective Date
Exhibit I-1C Form of Opinion of Owner Participant s Special Texas Counsel -
               Effective Date
Exhibit I-2A Form of Opinion of Owner Participant's In-House Counsel -
               Lease Term Commencement Date
Exhibit I-2B Form of Opinion of Owner Participant's Special Counsel -
               Lease Term Commencement Date
Exhibit I-2C Form of Opinion of Owner Participant s Special Texas Counsel -
               Lease Term Commencement Date
Exhibit J-1  Form of Opinion of Indenture Trustee's Special Counsel -
               Effective Date
Exhibit J-2  Form of Opinion of Indenture Trustee s Special Counsel -
               Lease Term Commencement Date
Exhibit K-1A Form of Opinion of Bayer's In-House Counsel - Effective Date Exhibit K-1B Form of Opinion of Bayer s Special Counsel - Effective Date Exhibit K-2A Form of Opinion of Bayer's In-House Counsel -
               Lease Term Commencement Date
Exhibit K-2B Form of Opinion of Bayer s Special Counsel -
               Lease Term Commencement Date
Exhibit L    Form of Private Placement Certificate
Exhibit M    [Intentionally Omitted]

Exhibit N    Form of Assignment and Assumption Agreement
Exhibit O    Form of Bill of Sale
Exhibit P    Form of Purchase Notice
Exhibit Q    Form of Advance Date Notice
Exhibit R    Form of Amended and Restated Construction Agency Agreement
Exhibit S-1  Form of Project and Supply Agreement CERTAIN INFORMATION WITHIN
             THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST
             BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND
             EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT.  THE
             OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY
             OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH
             REQUEST.
Exhibit S-2  Form of Services Agreement CERTAIN INFORMATION WITHIN THIS EXHIBIT
             HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY
             FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE
             COMMISSION UNDER THE FREEDOM OF INFORMATION ACT.  THE OMITTED
             INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE
             SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
Exhibit S-3  Form of Ground Lease Related Document
Exhibit T-1  Form of Leasehold Deed of Trust (Construction)
Exhibit T-2  Form of Leasehold Deed of Trust (Indenture)
Exhibit U    Form of Eligible OP Assignee Guaranty
Exhibit V    Form of Security Agreement

SCHEDULE 1   Parties' Addresses and Payment Instructions
SCHEDULE 2   Rental Factors
SCHEDULE 3   Stipulated Loss Value/Termination Value
SCHEDULE 4   [Intentionally Omitted]
SCHEDULE 5   Amortization Schedule
SCHEDULE 6 Fixed Price Purchase Option Amount THIS SCHEDULE HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
SCHEDULE 7   Leased Property
SCHEDULE 8   Pricing Assumptions
SCHEDULE 9   Construction Commitment Amounts
SCHEDULE 10  Note Purchaser s Percentage and Commitment
SCHEDULE 11  Lessee Disclosures

Appendix A   Definitions

                          PARTICIPATION AGREEMENT


     This PARTICIPATION AGREEMENT, dated as of June 27, 1997 (as amended, supplemented or otherwise modified from time to time, this Agreement or this "Participation Agreement"), is among:
(i) EL DORADO NITROGEN COMPANY, an Oklahoma corporation (together with its successors and permitted assigns, the Lessee ; and sometimes also referred to herein as the Construction Agent , as applicable) (ii) BOATMEN'S TRUST COMPANY OF TEXAS, a Texas state chartered trust company ("Boatmen's"), not in its individual capacity, except as expressly provided herein, but solely as trustee under the Trust Agreement (in such capacity, together with its successors and permitted assigns, the Owner Trustee or "Lessor"); (iii) SECURITY PACIFIC LEASING CORPORATION, a Delaware corporation (together with its successors and assigns, the "Owner Participant"); (iv) WILMINGTON TRUST COMPANY, a Delaware banking corporation (in its individual capacity, "Indenture Bank"), not in its individual capacity, except as expressly provided herein, but solely as trustee under the Indenture (in such capacity, together with its successors and assigns, the "Indenture Trustee"); (v) BAYERISCHE LANDESBANK, NEW YORK BRANCH ("Bayerische"), as a construction lender and as note purchaser;
(vi) SECURITY PACIFIC LEASING CORPORATION, a Delaware corporation ("Security Pacific") , as a construction lender (Bayerische and Security Pacific, together with their respective successors and permitted assigns, in their respective capacities as construction lenders, the Construction Lenders , and Bayerische, in its capacity as note purchaser, the "Note Purchaser"); and (vii) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Construction Lenders (in such capacity, together with its successors and assigns, the "Construction Loan Agent").

                           W I T N E S S E T H:

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant is entering into an Amended and Restated Trust Agreement (EDNC Trust 1997) (the form of which is attached as Exhibit A) with Boatmen's, pursuant to which Boatmen's, acting as the Owner Trustee, agrees, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement, subject, however, to the Lien created under the Indenture and under the Construction Loan Agreement and, subject to the terms and conditions hereof, to purchase on one or more Purchase Dates the Units; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee is entering into an Amended and Restated Construction Agency Agreement (the Construction Agency Agreement ) with the Construction Agent, the form of which Amended and Restated Construction Agency Agreement is attached as Exhibit R; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee is entering into the Construction Loan Agreement (the form of which is attached as Exhibit C) with the Construction Lenders and the Construction Loan Agent pursuant to which the Owner Trustee may borrow Construction Advances to finance the Equipment Cost for the Units, pay Transaction Costs, make progress payments in connection with the Units, and pay interest on outstanding Construction Advances; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee is leasing from Bayer Corporation, an Indiana corporation ("Bayer"), the Premises pursuant to a Ground Lease substantially in the form of Exhibit F-1 and, in connection therewith, the Lessee is subleasing the Premises to the Owner Trustee pursuant to a Ground Lease Sublease substantially in the form of Exhibit F-2, and the Owner Trustee is further subleasing to the Lessee the Premises pursuant to a Lease substantially in the form of Exhibit E; and

     WHEREAS, the Lessee agrees to lease from the Owner Trustee, and the Owner Trustee agrees to lease to the Lessee, on the Lease
Term Commencement Date, all of the Units pursuant to the Lease;
and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and the Owner Participant will enter into a Tax Indemnity Agreement relating to the Units; and

     WHEREAS, on or prior to the Lease Term Commencement Date, the Owner Trustee will enter into the Indenture (the form of which is attached as Exhibit B) with the Indenture Trustee pursuant to which the Owner Trustee will agree, among other things, to issue on the Lease Term Commencement Date the Note to the Note Purchaser as evidence of the loans made by the Note Purchaser in the financing of the Equipment Cost for the Units;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS; INTERPRETATION OF THIS AGREEMENT

     1.1 Definitions. For all purposes of this Agreement, except as otherwise defined herein or unless the context otherwise requires:

          (a) capitalized terms used herein (including the foregoing recitals) shall have the meanings assigned to them in Appendix A hereto;

          (b)  the words  herein,   hereof  and  hereunder  and
     other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (c) all references in this Agreement to Articles, Section, Exhibits and Schedules refer to Articles, Sections,
     Exhibits and Schedules of this Agreement unless otherwise indicated.

     1.2 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

SECTION 2 PURCHASE OF UNITS; CONSTRUCTION AGENT; CONSTRUCTION
          ADVANCES; FUNDINGS; PARTICIPATION IN THE EQUIPMENT
          COST; TRANSACTION COSTS


     2.1  Construction Agent; Sale and Purchase.

     (a) Pursuant to the Construction Agency Agreement, the Owner Trustee is appointing the Construction Agent as its construction agent with respect to the Units, and the Construction Agent accepts such appointment pursuant to the Construction Agency Agreement and hereto. In its capacity as such, the Construction Agent shall select, order, install (or arrange for the installment of) and test the Units to be leased by the Lessee, and shall take all necessary action to provide that the Units will be In Service and subject to the Lease on or prior to the Construction Termination Date. If all of the Units are not subject to the Lease for any reason (including, without limitation, the failure of the Lessee to execute and deliver a Lease Supplement with respect thereto, or if the conditions precedent to the investment by the Participants pursuant to Sections 4.3, 4.4, 4.5 and 4.8 have not been met) on or before such Construction Termination Date, then the Construction Agent shall pay, as damages, to the Owner Trustee on the day following the Construction Termination Date, an amount equal to the sum of
(i) the outstanding principal amount of all Construction Advances, plus (ii) the accrued and unpaid (and not previously capitalized) interest on such Construction Advances as of the day following the Construction Termination Date, plus (iii) the accrued and unpaid Commitment Fee as of the day following the Construction Termination Date, plus (iv) all other amounts due to the Owner Trustee, the Owner Participant, the Construction Lenders, the Indenture Trustee or any Indemnified Person pursuant to this Agreement or any other Operative Agreement. Upon receipt of such payment, the Owner Trustee shall transfer all of the Units to the Lessee (or as the Lessee may direct) and terminate the Lease, without any representation or warranty, except as to the absence of Lessor Liens.

     (b) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Trustee agrees, on each Purchase Date, to purchase from the vendor or manufacturer, or to make, or reimburse the Construction Agent for, progress payments to the vendor or manufacturer of, the Units described in the Purchase Notice given pursuant to
Section 2.3(a) with respect to such Purchase Date, and in connection therewith, the Owner Trustee agrees to pay to the vendor or manufacturer, or, in the case of a reimbursement, the Construction Agent, the Purchase Cost or a progress payment for each such Unit, or portion thereof, as specified in the Purchase Notice relating to such Unit; provided, however, that the Owner Trustee shall not be obligated to purchase on any Purchase Date any Unit that is destroyed, damaged, defective, in unsuitable condition or otherwise unacceptable to the Lessee for lease pursuant to the Lease; and provided further, however, that the principal amount of all advances made under the Interim Financing Documents, and all accrued and unpaid interest and fees thereunder, outstanding as of the Effective Date shall be rolled over and deemed to have been advanced to the Owner Trustee as Construction Advances (made pro rata by the Construction Lenders in proportion to the respective Construction Commitment Amounts of such Construction Lenders) on the Effective Date, such Effective Date to be deemed to be a Purchase Date for all purposes hereunder.

     (c) During the period from the first Purchase Date to the Lease Term Commencement Date (the "Construction Term"), the Construction Agent shall (i) at its expense, carry and maintain insurance with respect to such Units as set forth in Section 12 of the Lease and (ii) keep such Unit at the site identified in the Purchase Notice. In the event that an Event of Loss shall occur during the Construction Term, the Construction Agent shall, on or before the earlier of the date that is 180 days after the date of such Event of Loss and the Construction Termination Date, either (i) replace such Unit with a replacement Unit meeting the standards of Section 11.2(i) of the Lease or (ii) pay to the Owner Trustee an amount equal to the outstanding Construction Advances, together with all accrued and unpaid (and not previously capitalized) interest thereon and all other amounts due with respect thereto (including but not limited to the accrued and unpaid Commitment Fee); provided that the Construction Agent shall, not later than 60 days after the date of such Event of Loss, notify the Owner Trustee and the Construction Loan Agent of the action which it proposes to take with respect to such Event of Loss. The Construction Agent agrees that the Owner Trustee and the Construction Lenders shall have all of the rights of inspection with respect to the Units during the Construction Term therefor as set forth in Section 13 of the Lease.

     (d) It is the intent of the Construction Agent, the Owner Trustee and the Owner Participant that during the Construction Term, each Unit purchased on a Purchase Date from a vendor or manufacturer shall be owned by the Owner Trustee. If any court shall determine that any Unit is owned by the Construction Agent during the Construction Term, the Construction Agent shall be deemed to have granted and assigned, and hereby grants and assigns, to the Owner Trustee during the Construction Term a continuing, first priority security interest in and to such Unit and the proceeds thereof, whether now owned or hereafter acquired, and wherever located, as security for the Construction Agent's obligations with respect to such Unit under the Operative Agreements, including, without limitation, the Construction Agent's obligations pursuant to Section 2.1(a). The Construction Agent hereby acknowledges that the Owner Trustee has pledged during the Construction Term all of its right, title and interest in the Units to the Construction Loan Agent, for the benefit of the Construction Lenders, pursuant to the Construction Loan Agreement. The Construction Agent hereby agrees to take all such action, at its expense, as the Owner Trustee, the Owner Participant or the Construction Loan Agent may reasonably request, including, without limitation, the execution, delivery and filing of financing statements, in order to perfect the Owner Trustee's or the Construction Loan Agent's interest in the Units during the Construction Term or to otherwise carry out the intent of this Agreement.

     2.2  Construction Advances.

     (a) In order to finance the cost (including progress payments) of the Units related to a Purchase Date, to pay Transaction Costs described in Section 2.8(a)(i) through and including (xiii) incurred prior to the Closing and to make required interest payments, Section 2.1 of the Trust Agreement authorizes the Owner Trustee, subject to the terms and conditions hereof, to borrow funds from the Construction Lenders pursuant to the Construction Loan Agreement and hereto (each such borrowing, a "Construction Advance"). In no event shall the aggregate principal amount of all Construction Advances outstanding exceed the Construction Commitment Amount. The Construction Advances are to be made under, and secured by, the Construction Loan Agreement. The Construction Advances shall be LIBOR Advances; interest shall be payable on the Construction Advances at the rates and times set forth in the Construction Loan Agreement.
The Construction Advances shall be repaid in full on the earlier to occur of the Lease Term Commencement Date and the day immediately following the Construction Termination Date.

     (b) Subject to the terms and conditions hereof (including, without limitation, the second proviso to Section 2.1(b)) and on the basis of the representations and warranties set forth herein, on each Purchase Date, on each date that Transaction Costs are payable and on each date that interest on a Construction Advance is due (each of the foregoing, an "Advance Date"), in each case that occurs on or prior to the Construction Termination Date, the Construction Lenders will make a Construction Advance to the Owner Trustee in an amount equal to (v) the Purchase Cost, or a portion thereof, of the Units to be purchased by the Owner Trustee on such Purchase Date, (w) progress payments upon any Unit then due and owing, (x) the Transaction Costs described in
Section 2.8(a)(i) through and including (xiii) then due and owing, (y) the accrued interest on the Construction Advances due on such date, or (z) the sum of any combination of the foregoing clauses (v), (w), (x) or (y); provided, however, that the commitment of the Construction Lenders to make Construction Advances shall not exceed the excess of the Construction Commitment Amount over the aggregate principal amount of all Construction Advances then outstanding.

     (c) If on any Advance Date the conditions to the obligations of the Construction Lenders specified in Sections 4.1 and 4.2 have not been fulfilled or waived in writing by the Construction Lenders, the Construction Lenders may thereupon elect to be relieved of all further obligations under this Agreement with respect to the transactions contemplated to occur on such Advance Date. Nothing in this paragraph shall operate to relieve the Owner Trustee, the Owner Participant, the Construction Agent or the Lessee from any of their respective obligations hereunder or to waive the Construction Loan Agent's or the Construction Lenders' rights against the Owner Trustee, the Owner Participant or the Lessee.

     2.3  Purchase Dates; Advance Dates; Procedure for Funding.

     (a) Notice of Purchase Date. The purchase of Units pursuant to Section 2.3 (b), the making of progress payments and the making of the related Construction Advance shall take place on any Business Day occurring on or before the Construction Termination Date (each a "Purchase Date"), provided that (i) there shall be no more than two Purchase Dates in any calendar month, (ii) the aggregate Purchase Cost of the Units to be purchased on each Purchase Date and progress payments to be made on each Purchase Date shall not be less than $100,000 and (iii) the Construction Agent shall have delivered written notice of such Purchase Date (each such notice, a "Purchase Notice") to the Owner Trustee, the Owner Participant and the Construction Loan Agent at least two Business Days prior to such proposed Purchase Date. Each Purchase Notice shall be in the form attached hereto as Exhibit P, appropriately completed. Prior to 12:00 noon, New York City time, on such Purchase Date, subject to the fulfillment of the applicable conditions precedent set forth herein, each Construction Lender shall make its Construction Percentage of the amount of the Construction Advance required to be paid on such Purchase Date available to the Owner Trustee, by transferring or delivering such amount, in funds immediately available on such Purchase Date, to the Owner Trustee, either directly to, or for deposit in, the Owner Trustee's account number 55-05-300-4673100 at Boatmen's First National Bank of Amarillo (ABA No. 111-300-
945), account name: Credit Trust Account, with a reference to EDNC Trust-1997. The making available by the Construction Lenders of the Construction Advance to be paid on such Purchase Date shall be deemed a waiver by the Construction Lenders of the timely delivery of the Purchase Notice (if not theretofore delivered on a timely basis).

     (b) Purchase. With respect to each Purchase Date, upon receipt by the Owner Trustee on such Purchase Date of the Construction Advance required to be paid on such Purchase Date, the Owner Trustee shall, subject to the conditions set forth in Sections 4.1 and 4.2 having been fulfilled to the satisfaction of the Owner Participant and the Construction Loan Agent or waived by the Owner Participant and the Construction Loan Agent, pay to the applicable sellers of the Units or make progress payments in respect of Units (or reimburse the Construction Agent for payments made to the applicable sellers) from the proceeds of Construction Advances, in immediately available funds, an amount equal to the Purchase Cost, or a portion thereof, for the Units to be settled for on such Purchase Date or with respect to which progress payments are being made, as set forth in the related Purchase Notice.

     (c) Advance Date Notice. Two Business Days prior to each Advance Date, the Construction Agent shall deliver to the Owner Trustee, the Owner Participant and the Construction Loan Agent a notice substantially in the form of Exhibit Q (each, an "Advance Date Notice"), appropriately completed.

     (d) Construction Advances. Prior to 12:00 noon, New York City time, on such Purchase Date, subject to the fulfillment of the applicable conditions precedent set forth herein, each Construction Lender shall make its Construction Percentage of the amount of the Construction Advance required to be paid on such Purchase Date available to the Owner Trustee, by transferring or delivering such amount, in funds immediately available on such Purchase Date, to the Owner Trustee, either directly to, or for deposit in, the Owner Trustee's account number 55-05-300-4673100 at Boatmen's First National Bank of Amarillo (ABA No. 111-300-
945), account name: Credit Trust Account, with a reference to EDNC Trust-1997. The making available by the Construction Lenders of the Construction Advance to be paid on such Purchase Date shall be deemed a waiver by the Construction Lenders of the timely delivery of the Purchase Notice (if not theretofore delivered on a timely basis).

     (e) Interest Periods. On each Advance Date, the Lessee shall specify the Interest Period applicable to the related Construction Advance as set forth in the Advance Date Notice related thereto. On the last day of each Interest Period for a LIBOR Advance, the Lessee shall continue such Construction Advance, in whole, as a LIBOR Advance for a subsequent Interest Period with a duration as set forth in the applicable Advance Date Notice. Any such Construction Advances pursuant to Section 2.3(d) shall be subject to the following:

          (i) each LIBOR Advance shall be in a principal amount equal to at least $100,000;

          (ii) there shall not be more than three (3) different
     Interest Periods outstanding at any one time; and

          (iii) no Interest Period shall extend beyond the Scheduled Lease Commencement Date.

Each Purchase Notice and Advance Date Notice shall be irrevocable. If no notice is given with respect to the continuation of a LIBOR Advance on or prior to the second
Business Day before the last day of the Interest Period with respect thereto, such Construction Advance shall have an Interest
Period of one month.

     2.4  Investments by the Owner Participant.

     (a) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on the Lease Term Commencement Date, the Owner Participant agrees to participate in the payment of the Total Equipment Cost for all of the Units, taken together as a whole, by making an equity investment in the beneficial ownership of such Units in the amount (the Owner Participant's "Commitment") equal to the Owner Participant's Percentage of the Total Equipment Cost for all of the Units. The Owner Participant's Commitment shall be paid to the Owner Trustee to be held and applied by the Owner Trustee toward the repayment of the Construction Advances then outstanding made by Security Pacific and as provided in Section
2.6. In no event shall the aggregate amount of (x) the Owner Participant's Percentage of the Total Equipment Cost and (y) the Transaction Costs (which the Owner Participant shall pay pursuant to Section 2.8(a)) exceed $15,000,000.

     (b) If on the Lease Term Commencement Date the conditions to the obligations of the Owner Participant specified in Sections 4.3, 4.4 and 4.8 have not been fulfilled or waived by it, the Owner Participant may thereupon elect to be relieved of all further obligations under this Agreement with respect to the transactions contemplated to occur on the Lease Term Commencement Date. In case any Note Purchaser shall default in its obligation to make the amount of its commitment available pursuant to
Section 2.5 on the Lease Term Commencement Date, the Owner Participant shall use its reasonable efforts to promptly find a replacement Note Purchaser (but shall not be required to find, nor to fund itself as, a replacement Note Purchaser). Nothing in this paragraph shall operate to relieve the Lessee, the Owner Trustee, the Indenture Trustee or the Note Purchaser from any of their respective obligations hereunder or to waive any of the Owner Participant's rights against the Lessee, the Owner Trustee, the Indenture Trustee or the Note Purchaser.

     2.5  Issue and Sale of Note.

     (a) In order to finance a portion of the Total Equipment Cost of all of the Units, Section 2.1 of the Trust Agreement authorizes the Owner Trustee, subject to the terms and conditions hereof, to issue and sell secured notes of one series. In no event shall the aggregate principal amount of the Note exceed the lesser of (i) 85% of the Total Equipment Cost and (ii) $65,000,000. The Note is to be issued under, and secured by, the Indenture. The Note is to be dated the date of original issue, to bear interest prior to maturity at the rate designated in such Note, payable monthly on each Rent Payment Date for the related Lease Supplement thereafter until and including maturity, and to be otherwise in the form of Note attached to the Indenture as Exhibit A. The term Note or Notes , as used herein and in the other Operative Agreements, shall mean and include the Note issued under the Indenture and any Notes issued in exchange therefor or replacement thereof pursuant to the Indenture.

     (b) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on the Lease Term Commencement Date, the Note Purchaser will participate in the payment of the Total Equipment Cost for all of the Units by purchasing the Note at a price in United States dollars equal to 100% of the principal amount thereof and in an aggregate principal amount equal to the product of (i) the Total Equipment Cost for all of the Units and (ii) the percentage set forth therefor in the Owner Participant's Certificate described in Section 2.6(a); provided that the commitment of the Note Purchaser to purchase its Note pursuant to this Section 2.5(b) shall not exceed the amount set forth on Schedule 10 hereto; and provided, further, that the aggregate principal amount of the Note to be issued on the Lease Term Commencement Date to the Note Purchaser shall be equal to the product of (x) the percentage set forth for such Note Purchaser on Schedule 10 hereto and (y) the aggregate principal amount of the Note to be issued on the Lease Term Commencement Date. Notwithstanding the foregoing, the Note Purchaser shall be deemed to have purchased its Note and to have repaid the Construction Advances (except any portion thereof attributable to Transaction Costs, but excluding (i) accrued and unpaid interest on such Transaction Costs and (ii) previously capitalized interest on such Transaction Costs (such portion attributable to Transaction Costs, after giving effect to the exclusions in the immediately preceding clauses (i) and (ii), being Excluded Transaction Costs )) then outstanding made by such Note Purchaser in its capacity as a Construction Lender, together with all accrued but unpaid interest on such Construction Advances, on the Lease Term Commencement Date without any further action required by such Note Purchaser; provided, however, that if the amount set forth in clause (A) of the fourth sentence of Section 2.6(a) (the Clause (A) Amount ) is other than the outstanding principal amount of, and accrued and unpaid (and not previously capitalized) interest payable to Security Pacific upon, Construction Advances of Security Pacific, other than that portion of Excluded Transaction Costs which are a part thereof (the "Security Pacific Amount"), then (x) if such Clause A Amount is greater than the Security Pacific Amount, the Owner Trustee, following receipt of the Clause A Amount from the Owner Participant upon the consummation of the Closing, shall apply the sum which shall be equal to the difference between the Clause A Amount and the Security Pacific Amount to the outstanding principal amount of, and accrued and unpaid (and not previously capitalized) interest payable to the Construction Lenders other than Security Pacific upon, Construction Advances of Construction Lenders other than Security Pacific, other than that portion of Excluded Transaction Costs which are a part thereof, and (y) if the Clause A Amount is less than the Security Pacific Amount, the participation of the Note Purchaser determined pursuant to the provisions of this Section 2.5(b), except for this sentence, shall be paid to Security Pacific as a Construction Lender upon the consummation of the Closing, so that in the case of each of the foregoing clauses (x) and (y) Security Pacific and each other Construction Lender shall be paid its outstanding principal amount of, and accrued and unpaid (and not previously capitalized) interest upon, its Construction Advances, other than that portion of Excluded Transaction Costs which are a part thereof, in full. The Note delivered to the Note Purchaser will be typewritten and will be in the form of a single Note registered in the name of such Note Purchaser. Contemporaneously therewith, Excluded Transaction Costs will be paid by the Owner Participant to the Owner Trustee pursuant to Section 2.8(a) and will be applied by the Owner Trustee to the Construction Advances so that upon the payment thereof and consummation of the Closing the aggregate outstanding principal amount of, and accrued and unpaid (and not previously capitalized), interest payable to the Construction Lenders upon, the Construction Advances shall be paid in full.

     (c) If on the Lease Term Commencement Date the conditions to the obligations of the Note Purchaser specified in Sections 4.3, 4.5 and 4.8 have not been fulfilled or waived by the Note Purchaser, the Note Purchaser may thereupon elect to be relieved of all further obligations under this Agreement with respect to the transactions contemplated to occur on the Lease Term Commencement Date. In such an event, the Owner Trustee shall immediately pay to the Construction Lenders an amount equal to the sum of (i) the outstanding principal amount of all Construction Advances, plus (ii) the accrued and unpaid interest on such Construction Advances as of the Construction Termination Date, plus (iii) the accrued and unpaid Commitment Fee, plus (iv) all other amounts due to the Construction Lenders pursuant to
this Agreement or any other Operative Agreement.   In case the
Owner Participant shall default in its obligation to make the amount of its Commitment available pursuant to Section 2.4, or to make the amount of the Excluded Transaction Costs available pursuant to Section 2.8(a), the Note Purchaser shall have no obligation to make any amounts available under any Operative Agreement. Nothing in this paragraph shall operate to relieve the Owner Trustee, the Owner Participant, the Lessee or the Indenture Trustee from any of their respective obligations hereunder or to waive any Note Purchaser's rights against the Owner Trustee, the Owner Participant, the Lessee or the Indenture Trustee.

     2.6  Lease Term Commencement Date; Procedure for
          Participation

     (a) Notice of Closing. The refinancing and lease of all of the Units, taken together as a whole, and purchase by the Note Purchaser of the Note shall take place, and all documentation relating thereto shall be delivered, at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 commencing at 10:00 a.m., New York City time, on the Lease Term Commencement Date designated by not less than five Business Days' (or such lesser notice agreed upon by the Lessee, the Owner Participant and the Note Purchaser) prior written notice by the Lessee to the Owner Participant, the Owner Trustee, the Indenture Trustee and the Note Purchaser (such notice being referred to as a "Notice of Lease Commencement"); provided, however that (i) there shall not be more than one Lease Term Commencement Date,
(ii) the Lessee shall use its reasonable efforts to effect the Lease Term Commencement Date on the first day of a calendar month and (iii) the Lease Term Commencement Date shall occur on or before June 30, 1999. The aforesaid closing is referred to as the Closing. The Notice of Lease Commencement shall be by facsimile transmission promptly confirmed by telephone and shall specify in reasonable detail (i) the number, type and description of all of the Units, (ii) the Total Equipment Cost of such Units,
(iii) the Equipment Cost of each Unit, (iv) the proposed Lease Term Commencement Date and (v) the location of such Units (if other than at the Premises). Not less than two Business Days prior to the Lease Term Commencement Date, the Owner Participant shall deliver to the Lessee, the Owner Trustee, the Indenture Trustee and the Note Purchaser a certificate (the Owner Participant's Certificate ) setting forth (A) the amount of the Owner Participant's Commitment (to be paid on the Lease Term Commencement Date), (B) the Owner Participant's Percentage of the Total Equipment Cost (to be funded on the Lease Term Commencement
Date), (C) the aggregate principal amount of the Note to be sold on such Lease Term Commencement Date and purchased by the Note Purchaser, and (D) the percentage of the Total Equipment Cost for all of the Units to be funded by the Note Purchaser on the Lease Term Commencement Date through the purchase of the Note, and having attached thereto revised Schedules 2, 3, 4 and 5 to this Participation Agreement (as the same relate to the Lease Term Commencement Date) reflecting any adjustments to Basic Rent, Stipulated Loss Value, Termination Value and debt amortization pursuant to Section 2.9(a)(i). Nothing in this Section 2.6(a) shall limit or affect the Owner Participant's right to make post-closing adjustments pursuant to Section 2.9(a). Prior to 12:00 noon, New York City time, on the Lease Term Commencement Date, the Owner Participant shall make the amount of the Owner Participant's Commitment, and, subject to the second sentence of
Section 2.5(b), the Note Purchaser shall make the principal amount of the Note to be purchased on the Lease Term Commencement Date, available to the Owner Trustee, by transferring or delivering such amounts, in funds immediately available on the Lease Term Commencement Date, to the Owner Trustee, either directly to, or for deposit in, the Owner Trustee's account number 55-05-300-4673100 at Boatmen's First National Bank of Amarillo (ABA No. 111-300-945), account name: Credit Trust Account, with a reference to EDNC Trust-1997. The making available by the Owner Participant of its Commitment on the Lease Term Commencement Date (which may include the tendering by the Owner Participant of its interest in the Construction Note) shall be deemed a waiver by the Owner Participant and the Owner Trustee, and the making available by the Note Purchaser of the funds to be paid by such Note Purchaser on the Lease Term Commencement Date (which may include the tendering by the Note Purchaser of its interest in the Construction Note) shall be deemed a waiver by such Note Purchaser and the Indenture Trustee, of the timely delivery of the Notice of Lease Commencement (if not theretofore delivered on a timely basis).

     (b) Closing. With respect to the Lease Term Commencement Date, upon receipt (or deemed receipt) by the Owner Trustee on the Lease Term Commencement Date of the Owner Participant's Commitment (required to be paid on the Lease Term Commencement
Date), the proceeds (or deemed proceeds) of the Note to be sold on the Lease Term Commencement Date, and the Excluded Transaction Costs, the Owner Trustee shall, subject to the conditions set forth in Sections 4.3, 4.4 and 4.8 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant and subject to the conditions set forth in Sections 4.3, 4.5 and 4.8 having been fulfilled to the satisfaction of the Note Purchaser or waived by the Note Purchaser, pay (and to the extent of deemed proceeds be deemed to have paid) to the Construction Loan Agent, for the benefit of the Construction Lenders, from the funds then held by it, in immediately available funds, an amount equal to the outstanding Construction Advances, plus all accrued and unpaid (and not previously capitalized) interest thereon.

     (c) Failure to Close. If on the Lease Term Commencement Date the Owner Participant fails to make any payment required of it under this Section 2.6, a Note Purchaser fails to purchase its Note or the Owner Participant, a Note Purchaser or the Construction Agent otherwise is in breach of any of its material obligations under any Operative Agreement, then any party hereto (other than the party so failing to make the payment (other than by reason of a failure of the closing conditions contained herein to be satisfied) or otherwise in breach) may cancel its obligations under this Agreement with respect to the Closing and the transactions contemplated hereby with respect to the Closing by notice to the other parties; provided that this Section 2.6(c) shall neither limit the obligations, if any, of the Construction Agent under Section 2.8(c), and such obligations shall survive any exercise of rights by the Construction Agent, nor affect any rights any non-breaching party hereto may have against either the Owner Participant or a Note Purchaser for any failure described in this Section 2.6(c); and provided further, with respect to any funds actually deposited by a Participant with the Owner Trustee as payment under Sections 2.4 and 2.5 and this Section 2.6, interest shall be paid in the same manner, and to the same extent, as provided for in Section 2.10(b) mutatis mutandis if such Participant is not the party in breach.

     (d) Transfer of Rights. For and in consideration of the payment of the Construction Advances and other amounts payable hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Construction Agent shall convey, assign, bargain, grant, transfer and sell to the Owner Trustee, and its successors and assigns, if not theretofore conveyed, assigned, bargained, granted, transferred and sold to the Owner Trustee, all of the Construction Agent's right, title and interest, if any, in each Unit on and as of the Lease Term Commencement Date, free and clear of all Liens, other than Permitted Liens. The Construction Agent covenants and agrees that it will defend the Owner Trustee's title to each Unit against the claims and demands of all persons whomsoever.

     2.7  Owner Participant's Instructions.

     (a) Authorization and Direction on the Lease Term Commencement Date. The Owner Participant agrees that its making available to the Owner Trustee the amount of its Commitment for the Units and an amount equal to the Excluded Transaction Costs in accordance with the terms of this Section 2 shall constitute, without further act, authorization or direction by the Owner Participant to the Owner Trustee, subject, on the Lease Term Commencement Date, to the conditions set forth in Sections 4.3,
4.4 and 4.8 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Section 2.1 of the Trust Agreement with respect to all of the Units, taken together as a whole, on the Lease Term Commencement Date. The Owner Participant further agrees that the authorization by the Owner Participant to the Owner Trustee to release to the Construction Loan Agent, for the benefit of the Construction Lenders, the Owner Participant's Commitment and Excluded Transaction Costs shall constitute, without further act, notice and confirmation that all conditions to such closing set forth in Sections 4.3, 4.4 and 4.8 were either met to the satisfaction of the Owner Participant or, if not so met, were waived as a condition precedent to such closing by it.

     (b) Authorization and Direction Regarding Replacement Units. The Owner Participant agrees, in the case of any Replacement Unit substituted pursuant to Section 11.4 of the Lease, that the Owner Trustee is authorized and directed to take the actions specified in such Section 11.4 of the Lease with respect to such Replacement Unit upon due compliance by the Lessee with the terms and conditions set forth in such Section of the Lease with respect to such Replacement Unit.

     2.8  Expenses.

     (a) Transaction Costs. If the Owner Participant shall have made its equity investment provided for in Section 2.4 and the transactions contemplated by this Agreement are consummated, the Owner Participant will pay from time to time (including, with respect to Excluded Transaction Costs (which, for the avoidance of doubt, shall include the accrued and unpaid Commitment Fee), on the Lease Term Commencement Date) the following (the
 Transaction Costs ), if evidenced by an invoice or invoices (which the Lessee shall have the right to review and approve, but which approval shall not be unreasonably withheld), such payment to be made (with respect to Transaction Costs other than Excluded Transaction Costs) within 30 days of the delivery of such invoice or invoices:

         (i) (A) the cost of reproducing and printing the Operative Agreements, and (B) all costs and fees in connection with the filing and recording of each document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Agreement;

         (ii) (A) the fees and expenses of Mayer, Brown & Platt, special counsel for the Owner Participant and (B) the allocated internal costs of internal counsel to the Owner Participant and BA Leasing & Capital Corporation, for their services rendered in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and other documentation prepared in connection with the contemplated transactions;

         (iii) (A) the fees and expenses of White & Case, special counsel for the Note Purchaser and Bayerische, in its capacity as a Construction Lender, and (B) the fees and expenses of two Texas counsel for the Construction Loan Agent, the Construction Lenders and the Note Purchaser, for their services rendered in connection with the negotiation, execution and delivery of the Operative Agreements and other documentation prepared in connection with the contemplated transactions;

         (iv) the fees and expenses of Baker & Botts, L.L.P., special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Operative Agreements and other documentation prepared in connection with the contemplated transactions;

         (v) the fees and expenses of Richards, Layton & Finger, special counsel for the Indenture Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Operative Agreements and other documentation prepared in connection with the contemplated transactions;

         (vi)   with respect to the Lease Term Commencement
    Date, the initial fees and expenses of each of the Owner
    Trustee and the Indenture Trustee;

         (vii) the fees and expenses of Accuval Associates, Incorporated, for their services rendered in connection with delivering the Appraisals required by Sections 4.4(a) and 4.5(f);

         (viii) the fees and expenses of any environmental consultants retained by the Owner Participant with respect to the Units or the Premises or matters related thereto;

         (ix)   the fees and expenses of an independent
    engineering consulting firm retained by the Owner
    Participant in connection with the written Engineering
    Report to be provided to the Owner Participant pursuant to
    Section 4.4(e);

         (x) the expenses of Bank of America in connection with arranging the debt in the transactions contemplated by the Operative Agreements; and the reasonable out-of-pocket expenses of the Owner Participant, the Construction Loan Agent, the Construction Lenders and Bank of America;

         (xi)   the Commitment Fee;

         (xii)  the debt placement fees of Bank of America; and

         (xiii) any and all fees and costs associated with the arrangement of the Swap Agreement.

The foregoing agreement to pay Transaction Costs is in addition to the Owner Participant's Commitment, but subject to the last sentence of Section 2.4(a). Notwithstanding the foregoing, the Owner Participant shall not be obligated to pay any Transaction Cost if the invoice therefor is not delivered within 120 days after the Lease Term Commencement Date.

    (b) Other Expenses After the consummation of the transactions contemplated by this Agreement on the Lease Term Commencement Date, the Lessee agrees to pay when due: (i) the fees and expenses of the Owner Trustee, the Indenture Trustee, the Note Purchaser, the Construction Loan Agent, the Construction Lenders and the Owner Participant (including reasonable legal fees and expenses) incurred in connection with any supplements, amendments, modifications or alterations of any of the Operative Agreements, and all recording and filing fees, stamp taxes and other recording or filing taxes incurred in connection therewith;
(ii) the ongoing fees and expenses (including reasonable legal fees and expenses) of the Owner Trustee under the Operative Agreements (including, without limitation, Section 6.2 of the Trust Agreement); (iii) the ongoing fees and expenses of the Indenture Trustee under the Operative Agreements (including, without limitation, Section 9.5 of the Indenture); (iv) all recording and filing fees, stamp taxes and other recording or filing taxes in connection with any continuation statements or other documents filed to maintain and protect the rights of the parties under the Operative Agreements; (v) all other fees and expenses (including reasonable legal fees and expenses) incurred by the Owner Trustee, the Indenture Trustee, the Owner Participant and the Note Purchaser in connection with endeavoring to administer or enforce the Operative Agreements; and (vi) all Transaction Costs not required to be paid by the Owner Participant.

    (c)  Failure to Consummate Transaction.

         Except as set forth in the following sentence, if the transactions contemplated hereby on the Effective Date, any Purchase Date or the Lease Term Commencement Date are not consummated for any reason, the Construction Agent shall pay all Transaction Costs. Notwithstanding anything contained herein to the contrary, if the transactions contemplated hereby are not consummated as a result of (i) the Owner Participant's failure to make its equity investment as required by Section 2.4(a) after the conditions specified in Sections 4.3, 4.4 and 4.8 have been satisfied or waived by it in writing, the Owner Participant shall pay (or reimburse the Owner Trustee to the extent such Transaction Costs were paid as part of any Construction Advances) its own fees and expenses and the fees and expenses of its special counsel, Mayer, Brown & Platt; or (ii) the Note Purchaser's failure to purchase the Note as required by Section
2.5 after the conditions specified in Sections 4.3, 4.5 and 4.8 have been satisfied or waived by it in writing, no debt placement fee with respect to the Note Purchaser shall be payable, and the Note Purchaser shall pay its own fees and expenses and the fees and expenses of its special counsel.

    (d) Invoices. All invoices in respect of Transaction Costs shall be directed to the Owner Participant and the Lessee at their respective addresses set forth in Section 10.2.

    2.9  Calculation of Adjustments to Basic Rent, Stipulated
         Loss Value, Termination Value and Note Amortization;
         Confirmation and Verification.


    (a)  Calculation of Adjustments.

         (i)    In the event that, with respect to the Units:
    (A) there is any variation from the Pricing Assumptions set forth on Schedule 8 (other than the application of Section 168(d)(3) of the Code), (B) a Change in Tax Law occurs, or
    (C) a Proposed Change in Tax Law is finalized or enacted, as applicable; then, subject to Section 2.9(c), in each such case, the Owner Participant shall recalculate (and adjust upward or downward, as appropriate) the payments or amounts, as the case may be, of Basic Rent, Stipulated Loss Values and Termination Values and, solely upon written direction from the Lessee, and subject to the satisfaction of the conditions contained in Section 2.9(d) and in accordance with the procedures set forth in Section 2.14 of the Indenture, the amortization of the Notes, in each case for or with respect to such Units (x) first to preserve the Net Economic Return that the Owner Participant would have realized had the events described in the foregoing clauses
    (A) through (C) not occurred, and (y) then to minimize to the greatest extent possible, consistent with the requirements set forth in this Section 2.9(a)(i), the present value (discounted quarterly at an interest rate per annum equal to the applicable Debt Rate) of the payments of Basic Rent for such Units, taken together as a whole. In the case of the events described in clause (A) of the immediately preceding sentence actually known to the Lessor at least five (5) Business Days prior to the Lease Term Commencement Date, Lessor shall prepare adjustments (upward or downward) no later than three (3) Business Days prior to the Lease Term Commencement Date. In the case of the events described in clauses (A) or (B) of the immediately preceding sentence, such adjustments shall be made on or prior to, and shall be effective as of the Lease Term Commencement Date; in the case of the events described in clause (C) of such sentence, such adjustments shall be effective as of the next Rent Payment Date which is at least 30 days after the event giving rise to such adjustment. In performing any such recalculation and in determining the preservation of the Owner Participant's Net Economic Return, the Owner Participant shall utilize the same methods and assumptions as are set forth in the definition of Net Economic Return (other than those assumptions which changed as a result of any of the events described in clauses (A) through (C) of the first sentence of this paragraph (i) necessitating such recalculation). Such adjustments shall comply with: (1)
    Section 467 of the Code (including regulations, rulings and decisions if any, issued under, or with respect to, Section 467 of the Code prior to such adjustment and applicable thereto) such that no such adjustment shall cause the Lease to be a disqualified leaseback within the meaning of such Code section, (2) Revenue Procedures 75-21 and 75-28 Sections 4.02(5), 4.07(1) and 4.08(1) (except as applicable to uneven payments of rent), and (3) to the extent possible, while still preserving the Owner Participant's Net Economic Return and meeting the other requirements of this Section 2.9(a), the requirements of FASB Statement No. 13 in order that the Lease will qualify as an operating lease thereunder. Each adjustment shall be reflected in an appropriate adjustment of the appropriate portions of Schedules 2, 3, 4 and/or 5 and/or 7 to this Agreement (and the related adjustments to the assumptions contained in clauses (A) through (C) above).

         (ii) The adjustments to the Schedules referred to in paragraph (i) above shall be made, subject always to Sections 2.9(b) and 2.9(c), by the Owner Participant without the consent of the other parties hereto.

    (b) Confirmation and Verification. Upon completion of any recalculation with respect to the Units described above in
Section 2.9(a), a duly authorized officer of the Owner Participant shall provide a certificate to the Lessee, the Indenture Trustee and each holder of a Note either (x) stating that for such Units the payments of Basic Rent, Stipulated Loss Values, Termination Values and amortization of the Notes with respect to the Lease Term as are then set forth in the appropriate portions of Schedules 2, 3, 4 and 5 of this Agreement do not require change, or (y) setting forth such adjustments to such payments of Basic Rent, Stipulated Loss Values, Termination Values or amortization of the Notes with respect to the Lease Term as have been calculated by the Owner Participant in accordance with Section 2.9(a) above. Such certificate shall describe in reasonable detail the basis for any such adjustments. If the Lessee shall so request within 30 days of receiving the certificate described in the first sentence of this Section 2.9(b), the recalculation of any such adjustments described in this Section 2.9 shall be verified by a nationally recognized firm of certified public accountants (other than the firm which then prepares the Lessee's audited statements unless the Owner Participant otherwise consents, which consent may be withheld in the Owner Participant's sole and absolute discretion) selected by the Lessee and reasonably acceptable to the Owner Participant, and any such recalculation of such adjustment as so verified shall be binding on the Lessee and the Owner Participant. Such accountants shall be requested to make their determination within 30 days of its appointment by the Lessee. The Owner Participant shall provide to a representative of such accountants, on a confidential basis (and such accountants shall be obligated to execute a confidentiality agreement in form and substance reasonably acceptable to the Owner Participant), the original assumptions used by the Owner Participant and the methods used by the Owner Participant in the original calculation of, and any recalculation of, Basic Rent, Stipulated Loss Values, Termination Values and amortization of the Notes and such other information as is necessary to determine whether the computation is accurate and in conformity with the provisions of this Agreement. In no event shall the Owner Participant be required to provide any tax return in connection with any verification. All materials provided by the Owner Participant shall remain the property of the Owner Participant and shall be returned to the Owner Participant contemporaneously with the completion of the verification process. The costs of such verification shall be borne by the Lessee, except that if such accounting firm s verification shall result in a decrease in the net present value of Basic Rent, as compared to the net present value of Basic Rent proposed by the Owner Participant, each discounted at the applicable Debt Rate, by more than 15 basis points, then the Owner Participant shall pay the costs of such verification.

    (c) Sufficiency of Rent, etc.; Compliance of Adjustments. Anything contained in this Section 2.9 to the contrary notwithstanding, any adjustment made to the payments of Basic Rent, Stipulated Loss Values or Termination Values with respect to the Lease Term, pursuant to the foregoing, shall comply with the following requirements: (i) each installment of Basic Rent, on the Lease Term Commencement Date and as adjusted pursuant to this Section 2.9, under any circumstances and in any event, will be in a scheduled amount at least sufficient for the Owner Trustee to pay in full as of the due date of such installment any scheduled payment of principal of and interest on the Notes required to be paid on such due date of such installment of Basic Rent, and (ii) Stipulated Loss Values and Termination Values, on the Lease Term Commencement Date and as adjusted pursuant to this
Section 2.9, under any circumstances and in any event (assuming there has been performance in full of the Lease), will be in a scheduled amount at least sufficient to pay in full as of the date of scheduled payment thereof, together with any installment of Basic Rent, payable in arrears, scheduled to be payable as of the date of scheduled payment thereof, the aggregate unpaid principal of and all unpaid interest on the Notes accrued to the date on which Stipulated Loss Value or Termination Value, as the case may be, is to be paid in accordance with the terms of the Lease.

    (d) Adjustment Due to Change in Transaction Costs or Change in Tax Rate. If the Transaction Costs are other than 4.0% of Total Equipment Cost, the principal amortization schedule for the Notes may be modified by the Owner Participant, in accordance with the procedure set forth in Section 2.14 of the Indenture; provided, however, that (A) no such modification shall (1) change the unpaid principal amount of any Outstanding Note or (2) extend the Maturity Date of any Note, (B) after taking such modification into account, the average life to maturity of such Notes shall not be different by more than 180 days from the average life to maturity of the Notes set out in Schedule 5 at the date hereof and (C) any such adjustment resulting from a change in the assumed Transaction Costs shall occur no later than six months from the Lease Term Commencement Date. In addition, Basic Rent, Stipulated Loss Values and Termination Values with respect to the Units may be adjusted due to such Change in Tax Rate so long as Owner Participant holds Lessee harmless, on a net after-tax basis, from any out-of-pocket expenses attributable to such adjustment and any adverse tax effect of such adjustment, or Owner Participant s payment of such expenses and such adjustment
(i) shall comply with Section 2.9(c), (ii) shall not (x) increase the present value (discounted monthly at an interest rate per annum equal to the applicable Debt Rate) of the payments of Basic Rent and (y) as of any date, increase the sum of the present value (discounted monthly at an interest rate per annum equal to the applicable Debt Rate) of the payments of Basic Rent through such date plus the present value (discounted monthly at an interest rate per equal to the applicable Debt Rate) of the Stipulated Loss Value or Termination Value as of such date, and
(iii) if the Lease qualified as an operating lease under FASB Statement No. 13 prior to such adjustment, shall be made in such a way so as to continue to comply with the requirements of FASB Statement No. 13.

    2.10 Postponement of Closing; Termination of Transaction;
         and Expiration of Commitment.



    (a) Postponement. The scheduled Closing may be postponed from time to time for any reason (but to no later than the Scheduled Lease Commencement Date subject to Section 2.6(a)) if the Lessee gives the Participants and the Trustees facsimile notice (promptly confirmed by telephone) of the postponement and notice of the date to which such Closing has been postponed, the notice of postponement to be received by each party no later than 11:00 a.m., New York City time, on the Scheduled Lease Commencement Date, and the term Scheduled Lease Commencement Date as used in this Agreement thereupon shall mean such postponed Scheduled Lease Commencement Date .

    (b) Interest on Participant Funds. In the event of any postponement of the Scheduled Original Lease Commencement Date pursuant to Section 2.10(a) or if the Lease Term Commencement Date fails to occur: (i) the Lessee will reimburse each Participant for the loss of the use of its funds (other than funds which are Construction Advances plus accrued and unpaid (and not previously capitalized) interest thereon) occasioned by such postponement by paying to such Participant on demand interest at a rate per annum equal to the Debt Rate, for the period from and including the Scheduled Original Lease Commencement Date, if such Participant has made its funds available, to but excluding the earlier of the date upon which such funds are returned (unless such funds are returned after 1:00 p.m. (New York City time) in which case such date of return shall be included) or the Lease Term Commencement Date; provided that the Lessee shall in any event pay to each Participant at least one day's interest on the amount of such funds, unless such Participant shall have received, prior to 1:00 p.m. (New York City time) on the Business Day preceding the Scheduled Original Lease Commencement Date, a notice of postponement of the Scheduled Original Lease Commencement Date pursuant to Section 2.10(a); and (ii) the Owner Trustee will return not later than 1:00 p.m. (New York City time), on the first Business Day following the Scheduled Original Lease Commencement Date, any such funds which it shall have received from such Participant and originally expected to have been used in the Closing on the Scheduled Original Lease Commencement Date. Any Excluded Transaction Costs which the Owner Participant has made available shall be treated as a part of the funds subject to this Section 2.10(b).

    (c) Expiration of Commitment. Notwithstanding the provisions of Section 2.10(a) or any other provision hereof, neither the Owner Participant nor any Note Purchaser shall be under any obligation to make its funds available beyond 1:00 p.m., New York City time, on June 30, 1999.

    (d) Several Commitments. The obligations hereunder of the Participants shall be several and not joint and no Participant shall be liable or responsible for the acts or defaults of any other Participant.

    2.11 Sufficiency of Note and Cash Payment. Notwithstanding anything to the contrary contained in this Agreement, the aggregate of (i) the principal amount of the Note which Bayerische shall receive on the Lease Term Commencement Date and
(ii) any cash payment which Bayerische shall receive from the Owner Trustee on the Lease Term Commencement Date (such aggregate of (i) and (ii), the Aggregate Lease Term Commencement Date Payment ) shall be not less than the aggregate of (x) the portion of the accrued and unpaid Commitment Fee payable to Bayerische in its capacity as a Construction Lender, and (y) the aggregate outstanding principal amount of, and accrued and unpaid (and not previously capitalized) interest payable upon, the Construction Advances made by Bayerische in its capacity as a Construction Lender. The Construction Loan Agent s calculation with respect to whether the Aggregate Lease Term Commencement Date Payment is sufficient in terms of the foregoing sentence shall control absent demonstrable error.

SECTION 3       REPRESENTATIONS AND WARRANTIES

    3.1 Representations and Warranties of the Owner Trustee. Boatmen's, both in its individual capacity and as Owner Trustee (except that (x) the representations and warranties in Sections 3.1(a), 3.1(b), 3.1(d)(i), 3.1(d)(ii), 3.1(e)(i), 3.1(e)(ii),
3.1(f), 3.1(h)(i) and 3.1(j)(i) are made by Boatmen's solely in its individual capacity and (y) the representations and warranties in Sections 3.1(c), 3.1(d)(iii), 3.1(e)(iii), 3.1(h)(ii) and 3.1(j)(ii) are made by the Owner Trustee solely in its capacity as such), represents and warrants to the other parties hereto, notwithstanding the provisions of Section 10.12 or any similar provision in any other Operative Agreement, that:

         (a) Organization and Power. Boatmen's (i) is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, (ii) has full corporate power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under the Trust Agreement, and (iii) (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant) has full power and authority, as Owner Trustee, and, to the extent expressly provided herein or therein, in its individual capacity, to enter into and perform its obligations under each of the Owner Trustee Agreements.

         (b) Authorization, Execution and Validity. (i) Boatmen's has duly authorized, executed and delivered the Trust Agreement; (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Owner Trustee, in its trust capacity, and, to the extent expressly provided herein or therein, in its individual capacity, has duly authorized, executed and delivered each of the other Owner Trustee Agreements; and
    (iii) the Trust Agreement and this Agreement constitute legal, valid and binding obligations of Boatmen's, enforceable against it in its individual capacity (but, with respect to this Participation Agreement, only to the extent of representations, warranties, covenants and agreements expressly made by Boatmen's in its individual capacity) in accordance with their respective terms, except as enforce-ability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) Further Validity Warranty. Assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of the Owner Trustee Agreements (other than the Trust Agreement) constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) No Conflict. (i) The execution, delivery and performance by Boatmen's, in its individual capacity and as Owner Trustee, of each Owner Trustee Agreement and compliance by Boatmen's, in its individual capacity and as Owner Trustee, with all of the provisions hereof and thereof do not and will not contravene any law or regulation of the United States of America or the State of Texas governing the banking or trust powers of Boatmen's, in its individual capacity and as Owner Trustee; (ii) the execution, delivery and performance by Boatmen's of each Owner Trustee Agreement and compliance by Boatmen's with all of the provisions hereof and thereof do not and will not contravene any order of any court or Governmental Authority applicable to or binding on Boatmen's or contravene the provisions of, or constitute a default by Boatmen's under, or result in the creation of any Lien upon the Trust Estate under Boatmen's charter documents or by-laws or any indenture, mortgage, contract or other agreement or instrument to which Boatmen's is a party or by which Boatmen's or any of its property is bound or affected; and (iii) the execution, delivery and performance by the Owner Trustee of each Owner Trustee Agreement and compliance by the Owner Trustee with all the provisions hereof and thereof do not and will not contravene any order of any Governmental Authority or contravene the provisions of, or constitute a default by the Owner Trustee under, or result in the creation of any Lien upon the Trust Estate under any indenture, mortgage, contract or other agreement or instrument to which the Owner Trustee is a party or by which the Owner Trustee or any of its property is bound or affected.

         (e) Litigation. (i) There are no proceedings pending or, to the knowledge of Boatmen's, threatened against Boatmen's, in its individual capacity or as Owner Trustee, before any Governmental Authority which individually or in the aggregate would impair the ability of Boatmen's, in its individual capacity or as Owner Trustee, to perform its obligations under the Owner Trustee Agreements or which question the validity of any Owner Trustee Agreement or any action taken or to be taken pursuant thereto; (ii) Boatmen's is not in default with respect to any order of any Governmental Authority, the default under which would materially adversely affect the ability of Boatmen's, in its individual capacity or as Owner Trustee, to perform its obligations under the Owner Trustee Agreements; and (iii) the Owner Trustee is not in default with respect to any order of any Governmental Authority, the default under which would materially adversely affect the ability of the Owner Trustee to perform its obligations under the Owner Trustee Agreements.

         (f) Consents. No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any state or local Governmental Authority or any United States federal Governmental Authority regulating the banking or trust powers of Boatmen's, in its individual capacity or as Owner Trustee, is required in connection with the execution, delivery and performance by Boatmen's, in its individual capacity and as Owner Trustee, of any of the transactions contemplated hereby or of the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

         (g) Title. On each Purchase Date (other than a Purchase Date on which only progress payments are being made), the Owner Trustee shall receive from each seller of a Unit such title to such Unit as was conveyed to it by such seller.

         (h) Default. (i) Boatmen's is not in default under any of the Owner Trustee Agreements; and (ii) the Owner
    Trustee is not in default under any of the Owner Trustee
    Agreements.

         (i) Chief Executive Office. Both the principal place of business and the chief executive office (as such term is used in the Uniform Commercial Code) of the Owner Trustee are located at 701 South Taylor Street, Amarillo, Texas 79101, Attention: Corporate Trust Department. The place where its records concerning the Units and all its interest in, to and under all documents relating to the Trust Estate is located at Boatmen's Trust Company of Texas, 701 South Taylor Street, Amarillo, Texas 79101, Attention:
    Corporate Trust Department.

         (j) No Liens. (i) The Owner Trustee's right, title and interest in and to the Units and the Lease are free of any Lessor's Liens attributable to Boatmen's, in its individual capacity; and (ii) the Owner Trustee has not conveyed an interest in the Trust Estate to any Person, or subjected the Trust Estate to any Lien except pursuant to the Lease, the Indenture and the Construction Loan Agreement (which conveyance under the Construction Loan Agreement with respect to a Unit subject to the Indenture will be terminated as of the Lease Term Commencement Date).

    3.2  Representations and Warranties of the Lessee.  The
Lessee represents and warrants to the other parties hereto that:

         (a) Due Organization. The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, and has the corporate power and authority to conduct its business as now conducted, to own or hold under lease its properties and to execute, deliver and perform its obligations under the Operative Agreements to which it is or is to become a party. The Lessee is duly qualified to do business and is in good standing in: (i) each jurisdiction in which Units to be leased by the Lessee are located; and (ii) each other jurisdiction in which its business is conducted, except where failure so to qualify or to be in good standing could not reasonably be expected to have a Material Adverse Effect.

         (b) Due Authorization; No Conflict. Each of the Operative Agreements to which the Lessee is or is to become a party has been duly authorized by all necessary corporate action on the part of the Lessee and has been or on each Purchase Date or Lease Term Commencement Date, as the case may be, will have been, duly executed and delivered by the Lessee, and the execution, delivery and performance thereof and compliance by the Lessee with all of the provisions hereof and thereof do not, and on each Purchase Date and the Lease Term Commencement Date will not (i) require any approval of the shareholders of the Lessee or any approval or consent of any trustee or holder of any indebtedness or obligation of the Lessee, other than such consents and approvals as have been, or, on or prior to such Purchase Date and the Lease Term Commencement Date, as the case may be, will have been, obtained (and are in full force and effect), (ii) contravene any law or regulation, or any order of any Governmental Authority binding on the Lessee or any of its properties, the Units or the Operative Agreements,
    (iii) breach or contravene the Lessee's certificate of incorporation or by-laws; or (iv) contravene or result in any breach of or creation of any Lien (other than pursuant to the Operative Agreements) upon any property of the Lessee under any indenture, mortgage, loan agreement, lease or other agreement or instrument to which the Lessee is a party or by which the Lessee or any of its properties is bound. The Lessee is in compliance with all applicable laws, including Environmental Laws and Governmental Actions, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         (c) Governmental Action. All Governmental Action, required in connection with the execution, delivery and performance by the Lessee of the Operative Agreements to which it is or is to become a party, has been or will have been on each Advance Date and the Lease Term Commencement Date obtained, given or made (and are or will be in full force and effect), but for those Governmental Actions, all of which are either (x) not required on the date hereof or on the related Advance Date or the Lease Term Commencement Date, as the case may be, and cannot be obtained prior to such date(s), as the case may be, or (y) for which the failure to obtain, give or make could not reasonably be expected to have a Material Adverse Effect.

         (d) Enforceability. Each of the Operative Agreements to which the Lessee is or is to become a party constitutes, or, when executed and delivered by the Lessee, will constitute, the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (e) Litigation. Except as disclosed on Schedule 11 hereto, there is no action, suit or proceeding pending or, to the Lessee's knowledge, threatened and, to the Lessee's knowledge, there are no facts, circumstances, conditions or occurrences that would reasonably be expected to form the basis of a Claim against the Lessee or any Unit before or by any Governmental Authority that (i) questions the validity or enforceability of the Operative Agreements to which the Lessee is or is to become a party or (ii) if adversely determined, could (whether individually or when aggregated with other actions, suits or proceedings) be reasonably expected to have a Material Adverse Effect. The Lessee is not in default with respect to any order of any Governmental Authority except as disclosed on Schedule 11, which default could reasonably be expected to have a Material Adverse Effect.

         (f) No Defaults; Etc. No Lease Default or Lease Event of Default has occurred or is continuing. The Lessee is not a party to any agreement or instrument or subject to any charter or other corporate restriction affecting its business, properties, financial condition, prospects or results of operations that could have a Material Adverse Effect. The Lessee is not in default in, nor has any non-permanent waiver been granted to the Lessee with respect to the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could be reasonably expected to have a Material Adverse Effect or
    (ii) any other agreement or instrument evidencing or governing an outstanding principal amount of indebtedness equal to or in excess of Ten Million Dollars ($10,000,000).

         (g) Financial Advisors; Broker's Fee. The Lessee has not retained any broker, finder, agent (excluding Bank of America in its capacity as debt placement agent) or financial advisor in connection with the transactions contemplated hereby. Neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has taken any action the effect of which would be to cause the Owner Participant, the Trust Estate, the Owner Trustee, the Note Purchaser, the Construction Lenders, the Construction Loan Agent or the Indenture Trustee to be liable for any brokers', finders', agents' or advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Agreements, except for the fees of Bank of America as debt placement agent.

         (h) Status of the Lessee. The Lessee is not an investment company or an affiliated person of an investment company within the meaning of the Investment
    Company Act of 1940, as amended. The Lessee is not subject to regulation as a Holding Company, an affiliate of a
     Holding Company, or a Subsidiary Company of a Holding Company , within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (i) Title to the Units; Security Interest. On each Purchase Date (other than a Purchase Date on which only progress payments are being made), (A) good, marketable and insurable title to the Units to be settled for on such Purchase Date will be validly and effectively conveyed to, and vested in, the Owner Trustee, free and clear of all Liens, except the Lien of the Construction Loan Agreement and other Permitted Liens and (B) no filings or recordings are necessary to validly and effectively convey to the Owner Trustee good, marketable and insurable title to interest in such Units, in all cases free and clear of all Liens, except the Lien of the Construction Loan Agreement and other Permitted Liens, or to grant to the Construction Loan Agent, for the benefit of the Construction Lenders, and to perfect, the Lien provided for in the Construction Loan Agreement, except for the filings and recordings required by Section 4.2(c). On or prior to each Purchase Date, the Lessee shall have delivered to special counsel to the Construction Loan Agent for filing in the appropriate filing offices all filings and recordings required by Section 4.2(c). Notwithstanding the foregoing terms of this Section 3.2(i), or any other term of this Agreement to the contrary, the parties hereto acknowledge and agree that title to the Units may pass to the Owner Trustee only on the Lease Term Commencement Date or on a limited number of dates prior thereto, the timing of such transfer or transfers of title to be subject to the terms of (x) the Turnkey Engineering, Procurement and Construction Agreement, dated as of July 1, 1997, to be entered into between the Construction Agent and ICF Kaiser Engineers, Inc. (the "Turnkey Construction Contract"), and (y) prior to the execution and delivery of the Turnkey Construction Contract, that certain letter of intent, dated as of February 14, 1997, between the Construction Agent and ICF Kaiser Engineers, Inc. (the "Construction Letter of Intent"). On the Lease Term Commencement Date, (a) good, marketable and insurable title to all Units will be vested in the Owner Trustee, free and clear of all Liens, except the Lien of the Lease and the Indenture and other Permitted Liens, (B) no filings or recordings are necessary to validly and effectively vest in the Owner Trustee good, marketable and insurable title to such Units, in all cases free and clear of all Liens except the Lien of the Lease and the Indenture and other Permitted Liens, and (C) upon the filing and recording of all filings and recordings required by Sections 4.3(c) and 4.5(b), the Indenture will create a valid and perfected first priority Lien and security interest in the Indenture Estate, effective as against creditors of, and purchasers from, the Owner Trustee and the Lessee, subject only to Permitted Liens and to the accuracy of the representations and warranties in Sections 3.1(j) and 3.4(f). On or prior to the Lease Term Commencement Date, the Lessee has caused to be filed in the appropriate filing offices all filings and recordings required by Sections 4.3(c) and 4.5(b).

         (j) Applicable Law. The use of the Units (whether taken individually, as a whole, or otherwise) in a manner consistent with the Operative Agreements does not violate any applicable law, including Environmental Laws, or Governmental Action, the violation of which could reasonably be expected to have a Material Adverse Effect.

         (k) Event of Loss; Eminent Domain. No Event of Loss has occurred; no event or condition has occurred which would, with the passage of time or the giving of notice, or both, constitute an Event of Loss; and no damage, loss, condemnation, confiscation, theft or seizure has occurred with respect to any Unit which would result in the potential for any other party to the Operative Agreements to fail to consummate the transactions contemplated hereby. There is no action pending or, to the knowledge of the Lessee, threatened by any Governmental Authority or other Person to initiate a taking or use of the Units (whether taken individually, as a whole, or otherwise) or any part or portion thereof through condemnation, seizure, requisition of title, power of eminent domain or otherwise.

         (l) Certificates, Permits. The Lessee has obtained and is in compliance with all Governmental Actions and all certificates, licenses, and permits, required from all Governmental Authorities or from private parties, for the normal use and operation of the Units (whether taken individually, as a whole, or otherwise) that the failure to obtain or comply with could reasonably be expected to have a Material Adverse Effect and all such certificates, licenses, permits and the like will be final, in full force and effect and all applicable appeal periods shall have expired on the Lease Term Commencement Date.

         (m) Chief Executive Office. The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of the Lessee and the office where it keeps its records concerning its accounts relating to the transactions contemplated hereby is accurately set forth opposite the Lessee's name on
    Schedule 1.

         (n) Use of Proceeds. None of the transactions contemplated by the Operative Agreements (including, without limitation, the use of the proceeds indirectly received by the Lessee from the Construction Advances or sale of the
    Note) will result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

         (o) Taxes. All Federal and state income tax returns and all other material Federal and state tax returns, or allowable extensions thereof, required to be filed by the Lessee or any of its Subsidiaries have, in fact, been filed, and all taxes which are shown to be due and payable in such returns or extensions have been paid. Except as described on Schedule 11 hereto, no controversy in respect of additional income or other material taxes due is pending or, to the knowledge of the Lessee threatened, other than any such controversy which, if prosecuted, would result solely in a Permitted Lien.

         (p) Disclosure. The information disclosed in writing by or on behalf of the Lessee to the Owner Participant, the Note Purchaser or the Construction Lenders (including, without limitation, in any memorandum prepared in connection with the placement of the Note and financial statements) in connection with the negotiation of the Operative Agreements and the transactions contemplated hereby and thereby, when taken as a whole with all other written disclosures to such parties by the Lessee, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Lessee that has not been disclosed to the Owner Participant and the Note Purchaser in writing that could reasonably be expected to have a Material Adverse Effect.

         (q) Subjection to Government Regulation. Except as disclosed on Schedule 11 hereto, none of the Owner Participant, any Construction Lender, the Construction Loan Agent, the Indenture Trustee or any Note Purchaser will become (i) solely by reason of entering into the Operative Agreements or the consummation of the transactions contemplated thereby, subject to ongoing regulation of its operations by any Governmental Authority; or (ii) upon the exercise of remedies under the Indenture or the Lease or upon the expiration thereof, other than with respect to environmental permits needed for the operation of the Units (taken together as a whole) and which Lessee has obtained and which remain in full force and effect, subject to ongoing regulation of its operations by any Governmental Authority.

         (r) Unsatisfied Judgments. There are no material outstanding unsatisfied judgments, tax liens or bankruptcy proceedings against the Lessee.

         (s) Foreign Person. The Lessee is not a foreign person as defined in Section 1445 of the Code.

         (t)    ERISA.

                (i) Prohibited Transactions. Neither the execution of the Operative Agreements nor the consummation of any transaction contemplated thereby, including the making by the Owner Participant of its investment or the holding by it of the Beneficial Interest, the making or holding by the Construction Lenders of the Construction Advances or the purchase or holding by the Note Purchaser of the Note, will constitute a "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code). It is understood that, in making the representation set out in this Section 3.2(t)(i), the Lessee is relying, to the extent applicable, upon the representation of the Owner Participant set forth at Section 3.4(i), upon the representation of the Construction Lenders set forth at Section 3.5(f) and upon the representation of the Note Purchaser set forth at Section 3.5(e).

                (ii)    Pension Plans.

                   (A)  Compliance with ERISA.  The Lessee and
                the ERISA Affiliates are in compliance with ERISA and the Code, except for such failures to comply that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. To the best of the Lessee's knowledge, there have been no "reportable events" (as defined in section 4043 of ERISA) with respect to any Pension Plan that could result in the termination of such Pension Plan and give rise to a liability of the Lessee or any ERISA Affiliate in respect thereof that could reasonably be expected to have a Material Adverse Effect.

                   (B) Funding Status. No "accumulated funding deficiency" (as defined in section 302 of ERISA and section 412 of the Code) exists with respect to Pension Plans of the Lessee, and no ERISA Affiliate has an accumulated funding deficiency. Neither the Lessee nor any ERISA Affiliate has failed to make any contribution or payment to any Pension Plan which has resulted, or could reasonably be expected to result, in the imposition of a Lien under section 302(f) of ERISA or section 412(n) of the Code.

                   (C)  PBGC.  No liability to the Pension
                Benefit Guaranty Corporation (the "PBGC") has been or is expected to be incurred by the Lessee or any ERISA Affiliate with respect to any Pension Plan that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No circumstance exists that constitutes or reasonably could be expected to constitute grounds under section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, any Pension Plan or trust created thereunder, nor has the PBGC instituted any such proceeding.

                   (D) Multiemployer Plans. Neither the Lessee nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

         (u) Sales Tax. On each Purchase Date (other than one on which only progress payments are being made) and on the Lease Term Commencement Date, all sales or use taxes relating to the sale to the Owner Trustee of the Units to be settled for on such Purchase Date or on the Lease Term Commencement Date (if any), as the case may be, which are then due will have been paid in full or adequate provision for the payment of which will have been made.

         (v) Description of Units. The description of the Units with respect to a Purchase Date set forth in the Purchase Notice delivered in connection with such Purchase Date is, or will be, a true and correct description of the Units being sold on such date in all material respects.

         (w) Condition of Units. No event or condition currently exists that (i) presently adversely affects the operation or maintenance of any of the Units (whether taken together as a functional whole or individually) or (ii) causes the Lessee to believe that the functional ability of the Units (whether taken together as a functional whole or individually) is less than the functional ability for which the Units were designed.

         (x)    Lease of Real Property.  Except as set forth on
    Schedule 7, the Lessee holds a valid leasehold interest under the Ground Lease to each parcel of real property upon which any Unit leased or to be leased by the Lessee will be located; and no Unit leased or to be leased by the Lessee will be or become subject to any Liens, rights of distraint, charges, encumbrances or Claims created by or through Lessee as a result of such Unit being located upon such owned or leased real property, except for Permitted Liens.

         (y) Intellectual Property. All third party licenses, patents, trademarks, tradenames and similar rights, if any, necessary for the operation of the Units (whether taken together as a functional whole or individually) by the Lessee or a third party are in full force and effect and have been, or on the Lease Term Commencement will be, duly assigned or licensed to the Owner Trustee; it being understood that such licenses, patents, trademarks, tradenames and similar rights do not include licenses, patents, trademarks, tradenames and similar rights related to the products produced by the Lessee with the Units.

         (z)    Environmental Matters.

                (i) Lessee is in compliance, in all material respects, with all Environmental Laws and the requirements of any permits issued under such Laws.

                (ii) Lessee has not generated, used, treated, recycled, stored, released or disposed of, or permitted the generation, use, treatment, recycling, storage, release or disposal of Hazardous Substances at, on or under all or a portion of the Premises or transported or permitted the transportation of Hazardous Substances to or from the Premises, the Units and Easements, except as necessary for the construction and operation of Lessee's business and in compliance in all material respects with all applicable Environmental Laws.

                (iii)   There are no pending or, to the best
         knowledge of Lessee, threatened Environmental Claims against Lessee or the Premises, the Units and Easements.

    The parties acknowledge that the Easements are used in connection with many operations (in addition to the operations of Lessee) and that the representations and covenants made in this Agreement with respect to Easements apply only to activities involving the Premises or the Units.

    3.3 Representations and Warranties of the Indenture Bank and the Indenture Trustee. Indenture Bank, in its individual capacity and in its capacity as Indenture Trustee as set forth below, represents and warrants to the other parties hereto that:

         (a) Organization and Power. Indenture Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under each of the other Indenture Trustee Agreements.

         (b)    Authorization, Execution and Validity.
    Indenture Bank has duly authorized, executed and delivered each of the Indenture Trustee Agreements other than those to be executed and delivered on the Lease Term Commitment Date, and, as of the Lease Term Commitment Date, the Indenture Trustee Agreements to be delivered on the Lease Term Commencement Date also will have been duly authorized, executed and delivered (and in the case of the Note, duly authenticated) by it. Assuming that each of the Indenture Trustee Agreements constitutes, or when entered into will constitute, a legal, valid and binding obligation of all other parties thereto, enforceable against such parties in accordance with their respective terms, this Agreement constitutes, and each of the other Indenture Trustee Agreements when entered into by the Indenture Bank will constitute, the legal, valid and binding obligation of Indenture Bank, enforceable against it in its individual capacity (to the extent expressly provided therein) in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) Further Validity Warranty. Assuming that each of the Indenture Trustee Agreements constitutes, or when entered into will constitute, a legal, valid and binding obligation of all other parties thereto, enforceable against such parties in accordance with their respective terms, each of the Indenture Trustee Agreements constitutes, or when entered into by the Indenture Trustee will constitute, a legal, valid and binding obligation of Indenture Trustee enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) No Conflict. The execution, delivery and performance by Indenture Bank and Indenture Trustee of each Indenture Trustee Agreement and compliance by Indenture Bank and Indenture Trustee with all of the provisions thereof binding upon it do not and will not contravene any order of any Governmental Authority or any law or regulation of the United States of America or the State of Delaware, in each case governing the banking or trust powers of Indenture Bank, or contravene the provisions of, or constitute a default by Indenture Bank under, or result in the creation of any Lien (except for Permitted Liens upon the Units) upon the Indenture Estate under its corporate charter or by-laws or any indenture, mortgage, contract or other agreement or instrument to which Indenture Bank is a party or by which Indenture Bank or any of its property is bound or affected.

         (e) Litigation. There are no proceedings pending or, to the knowledge of Indenture Bank, threatened against Indenture Bank, in its individual capacity or as Indenture Trustee, before any Governmental Authority governing the banking or trust powers of the Indenture Bank or the Indenture Trustee which individually or in the aggregate would impair the ability of the Indenture Bank or the Indenture Trustee to perform its respective obligations under this Agreement or any other Indenture Trustee Agreement or which question the validity of this Agreement or any other Indenture Trustee Agreement or any action taken or to be taken pursuant hereto or thereto. Indenture Bank is not in default with respect to any order of any Governmental Authority governing the banking or trust powers of the Indenture Bank, the default under which would affect adversely the ability of the Indenture Bank or the Indenture Trustee to perform its obligations under this Agreement or any other Indenture Trustee Agreement.

         (f) Consents. No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any state or local Governmental Authority or any United States federal Governmental Authority regulating the banking or trust powers of Indenture Bank is required in connection with the execution, delivery and performance by Indenture Bank, in its individual capacity or as Indenture Trustee, of any of the transactions contemplated hereby or of any of the transactions contemplated by any of the other Indenture Trustee Agreements, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

         (g) Default. The Indenture Trustee is not in default under any of the Indenture Trustee Agreements.

    3.4  Representations and Warranties of the Owner
Participant. The Owner Participant represents and warrants to the other parties hereto that:

         (a) Organization and Power. The Owner Participant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power, authority and legal right to carry on its business as now conducted, and has the power, authority and legal right to execute, deliver and perform its obligations under the Owner Participant Agreements.

         (b) Authorization, Execution and Validity. The Owner Participant Agreements have been duly authorized by all necessary action, executed and delivered (or, in the case of each other Owner Participant Agreement executed and delivered in relation to a Purchase Date or the Lease Term Commencement Date, on such Purchase Date or the Lease Term Comment Date, as the case may be, will have been duly executed and delivered) by the Owner Participant; and (assuming the due authorization, execution and delivery by each other party thereto) constitute (or, in the case of each other Owner Participant Agreement executed and delivered in relation to a Purchase Date or the Lease Term Commencement Date, on such Purchase Date or the Lease Term Commencement Date, as the case may be, will constitute) legal, valid and binding obligations of the Owner Participant, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) No Conflict. The execution, delivery and performance by the Owner Participant of each Owner Participant Agreement and compliance by the Owner Participant with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any Governmental Authority applicable to or binding on the Owner Participant (it being understood that the Owner Participant makes no representation or warranty relating to the nature of the Units or the Premises or the laws, regulations or orders pertaining thereto or pertaining to the use thereof), or contravene the provisions of, or constitute a default by the Owner Participant under, or result in the creation of any Lien (except for Permitted Liens upon the Units) upon the Units under its certificate of incorporation or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which the Owner Participant or any of its property is bound or affected. The representation and warranty contained in this Section 3.4(c) does not constitute any representation or warranty as to ERISA or regulations thereunder.

         (d) Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Owner Participant, threatened against the Owner Participant before or by any Governmental Authority that (i) questions the validity or enforceability of any Owner Participant Agreement or (ii) if adversely determined (whether individually or when aggregated with other actions, suits or proceedings) would materially and adversely affect its ability to perform its obligations under the Owner Participant Agreements. The Owner Participant is not in default with respect to any order of any Governmental Authority, the default under which would materially affect adversely the ability of the Owner Participant to perform its obligations under the Owner Participant Agreements.

         (e) Governmental Actions. No Governmental Action on the part of the Owner Participant is required in connection with the execution, delivery and performance by the Owner Participant of the Owner Participant Agreements (it being understood that the Owner Participant makes no representation or warranty relating to the nature of the Units or the Premises or the laws, regulations or orders pertaining thereto).

         (f)    No Liens.  The Trust Estate is free of any
    Lessor's Liens attributable to the Owner Participant.

         (g) Default. The Owner Participant is not in default under any of the Owner Participant Agreements. No
    Indenture Default or Indenture Event of Default with respect to the Owner Participant has occurred and is continuing.

         (h) Investment Company. The Owner Participant is not an investment company or an affiliated person of an investment company  within the meaning of the Investment
    Company Act of 1940, as amended.

         (i)    ERISA.  The Owner Participant is not an
     employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to Title I of ERISA, or a plan within the meaning of Section 4975 of the Code or an entity that is deemed to hold plan assets within the meaning of 29 C.F.R. Section 2510.3-101 of any such employee benefit plan or plan (collectively, an "ERISA Plan"), and no part of the funds to be advanced by the Owner Participant pursuant to
    Section 2.4 will constitute assets of an ERISA Plan.

         (j) Broker's Fees. Neither the Owner Participant nor any Person authorized or employed by the Owner Participant as agent or otherwise has taken any action the effect of which would be to cause the Trust Estate, the Owner Trustee, the Lessee, the Note Purchaser, the Construction Lenders, the Construction Loan Agent or the Indenture Trustee to be liable for any brokers', finders', agents' or advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Agreements.

    3.5  Representations, Warranties and Covenants Regarding
Beneficial Interest and Notes.

         (a) Offers by the Owner Trustee. Boatmen's represents and warrants to the other parties hereto that, as of the date hereof, as of each Advance Date and as of the Lease Term Commencement Date, neither the Owner Trustee (whether acting in its individual capacity or as Owner Trustee) nor any Person authorized or employed by the Owner Trustee as agent or otherwise in connection with the placement of any interest in the Construction Notes, the Note, the Beneficial Interest, the Trust Estate, the Indenture Trust Estate, the Lease, the Bayer Letter or the Bayer Support Agreement or any similar interest has directly or indirectly offered any interest in any of the Construction Notes, the Note, the Beneficial Interest, the Trust Estate, the Indenture Trust Estate, the Lease, the Bayer Letter or the Bayer Support Agreement, or any similar interest for sale to, or directly or indirectly solicited any offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person.

         (b) Offers by the Lessee. The Lessee represents and warrants to the other parties hereto that, as of the date hereof, as of each Advance Date and as of the Lease Term Commencement Date, it has not, nor has any Person authorized or employed by it as agent or otherwise in connection with the placement of the Construction Notes, the Note, the Beneficial Interest, the Trust Estate, the Indenture Estate, the Lease, the Bayer Letter or the Bayer Support Agreement, directly or indirectly offered any interest in the Units (whether individually or taken together as a whole), the Construction Notes, the Note, the Beneficial Interest, the Trust Estate, the Indenture Estate, the Lease, the Bayer Letter or the Bayer Support Agreement, or any similar securities of the Lessee or the Owner Trustee, for sale to, or directly or indirectly solicited any offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person in violation of the Securities Act or any state securities laws, and neither it nor any Person authorized or employed by it as agent or otherwise in connection with the placement of the Construction Notes or the Note, the Beneficial Interest, the Trust Estate, the Indenture Estate, the Lease, the Bayer Letter or the Bayer Support Agreement has taken any action which would subject any interest in the Construction Notes, the Units, the Note, the Beneficial Interest, the Trust Estate, the Indenture Estate, the Lease, the Bayer Letter or the Bayer Support Agreement to the registration requirements of Section 5 of the Securities Act or any state securities laws.

         (c) Securities Covenant. Each of the Owner Trustee and the Lessee covenants and agrees as to itself that neither it nor anyone acting on the behalf of it will:

                (i) offer the Beneficial Interest, the Trust Estate or any part thereof or any similar security for issue or sale to, or solicit any offer to acquire any thereof from, or otherwise approach or negotiate with, anyone so as to violate the provisions of Section 5 of the Securities Act, or any state securities laws, or

                (ii) offer the Construction Notes, the Notes or any part thereof or any similar security for issue or sale to, or solicit any offer to acquire any thereof from, or otherwise approach or negotiate with, anyone so as to violate the provisions of Section 5 of the Securities Act or any state securities laws.

         (d) Purchase for Investment. Each Participant represents and warrants to each other Participant, the Lessee, and the Trustees that, as of the Lease Term Commencement Date, such Participant is purchasing the Interest (as hereinafter defined) to be acquired by it for its account with no present intention of distributing such Interest or any part thereof in any manner which would violate the Securities Act or state securities laws, but without prejudice, however, to the right of such Participant at all times to sell or otherwise dispose of all or any part of such Interest in compliance with the Securities Act and any state securities laws and, in the case of the Owner Participant, Section 6.1 hereof or, in the case of the Note Purchaser, Section 6.13 hereof. The Beneficial Interest and the Notes are sometimes referred to in the Operative Agreements collectively as the Interests and individually as an "Interest".

         (e) ERISA Representation, Warranty and Covenant of Note Purchaser. The Note Purchaser represents, warrants and covenants that either (i) no part of the funds used by it to acquire and hold any Note constitutes assets of an ERISA Plan; or (ii) the source of funds used to acquire and hold any Note is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ( PTE ) 95-60 (issued July 12, 1995), and there is no employee benefit plan (treating as a single plan all plans maintained by the same employer or employee organization) with respect to which the aggregate amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in such Note Purchaser's most recent annual statement in the form required by the National Association of Insurance Commissioners as filed with such Note Purchaser's state of domicile. Any transferee of a Note shall by its acceptance of such Note be deemed to make one of the above representations and covenants to Lessee, Owner Participant, Owner Trustee and Indenture Trustee regarding the source of funds used to purchase and hold such Note.

         (f) ERISA Representation, Warranty and Covenant of each Construction Lender. Each Construction Lender represents, warrants and covenants to each of the other parties that (i) it is not an ERISA Plan, and (ii) no part of the funds used by it to fund and hold any Construction Advance constitutes assets of an ERISA Plan.

         (g) Reaffirmation on the Lease Term Commencement Date. The purchase of the Note by the Note Purchaser on the Lease Term Commencement Date shall constitute a reaffirmation by such Note Purchaser of its representations and warranties set forth in this Section 3.5 as of the Lease Term Commencement Date.

         (h) Tax Status of Bayerische. Bayerische is acquiring its interest in the Note and any Construction Advance through its New York branch and all principal, interest and Premium, if any, generated by the Note and any Construction Advance is expected to be effectively connected (within the meaning of Section 1441(c) of the Code and the regulations thereunder) with the conduct of Bayerische's trade or business in the United States. The Internal Revenue Service Forms 4224 delivered by Bayerische to the Owner Participant, the Indenture Trustee, the Lessor and the Lessee on the date hereof are true and correct and Bayerische has obtained all approvals needed to execute and deliver such Forms.

SECTION 4       CLOSING CONDITIONS

    4.1  Conditions Precedent to the Making of First
Construction Advance. The obligation of the Owner Trustee to proceed with the transactions contemplated for it by the Operative Agreements on the date of the first Construction Advance, and the obligation of the Construction Lenders to make a Construction Advance on such date, shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, the Owner Participant, the Owner Trustee, the Construction Agent or the Construction Lenders, as appropriate, of the following conditions hereunder on such date:

         (a) Execution of Certain Operative Agreements. This Agreement, the Trust Agreement, the Construction Notes, the Construction Agency Agreement, the Facility Documents, the Support Documents, the Ground Lease Sublease, the Lease, the Tax Indemnity Agreement, the Security Agreement, the Construction Loan Agreement, the Leasehold Deed of Trust (Construction), the Leasehold Deed of Trust (Indenture) and the Construction Agency Agreement Assignment shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of this Agreement and the other documents referred to above by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect and executed counterparts of each shall have been delivered to the Owner Participant, the Owner Trustee and the Construction Lenders or their respective counsel on or before such first date (except that (A) there shall only be one executed counterpart of each Construction Note payable to a Construction Lender, and each Construction Note shall be delivered to the payee thereof and (B) the Tax Indemnity Agreement shall only be delivered to the Owner Participant).

         (b)    Opinions of Counsel.  The Owner Trustee, the
    Construction Lenders and the Owner Participant shall have received the favorable written opinion of each of:

                (i)     David M. Shear, General Counsel of the
         Lessee, substantially in the form of Exhibit G-1A;

                (ii)    Sidley & Austin, special counsel to the
         Lessee, substantially in the form of Exhibit G-1B;

                (iii)   Baker & Botts, L.L.P., special counsel
         to the Owner Trustee, substantially in the form of Exhibit H-1;

                (iv)    Joseph B. Schubert, Senior Counsel of
         the Owner Participant, substantially in the form of
         Exhibit I-1A;

                (v) Mayer, Brown & Platt, special counsel to the Owner Participant, substantially in the form of
         Exhibit I-1B;

                (vi)    Fulbright & Jaworski LLP, special Texas
         counsel to the Owner Participant, substantially in the form of Exhibit I-1C;

                (vii)  Richards, Layton & Finger, special
         counsel to the Indenture Trustee, substantially in the form of Exhibit J-1;

                (viii) Paul Berry, Assistant General Counsel of
         Bayer, substantially in the form of Exhibit K-1A;

                (ix)    Jones, Day, Reavis & Pogue, special
         counsel to Bayer, substantially in the form of Exhibit
         K-1B; and

                (x)     special local counsel as to real
         property and other matters, in form and substance reasonably satisfactory to the Construction Loan Agent and the Owner Participant;

    provided that receipt by a party hereto of a favorable written opinion from counsel to such party shall not be a condition precedent to such party's obligations hereunder.

         (c) Corporate Documents. The Owner Trustee, the Construction Lenders and the Owner Participant shall have received such documents and evidence with respect to the Lessee, the Owner Trustee, Bayer and the Owner Participant as the recipient may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the other Operative Agreements, including corporate charters and by-laws, certificates of incumbency and evidence of the taking of all corporate and other proceedings in connection herewith and therewith and compliance with the conditions herein or therein set forth; provided that receipt by a party hereto of such documents and evidence with respect to such party shall not be a condition precedent to such party's obligations hereunder.

         (d) Recordation and Filing of Lease, Etc. (i) the Ground Lease, the Ground Lease Sublease and the Lease (including any Lease Supplement) (and/or a financing statement or similar notice thereof if and to the extent permitted or required by applicable law) shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by special counsel for such Participant in order to (A) protect the rights of the Owner Trustee in the Units and in the balance of the Trust Estate and (B) perfect the right, title and interest of the Construction Loan Agent under the Construction Loan Agreement, and (ii) the Lessee shall provide evidence satisfactory to the Participants and their respective counsel that no Liens or other claims exist in respect of any portion of the Trust Estate in favor of any Person (other than Permitted Liens). By such recording or filing of a memorandum of the Ground Lease, the Ground Lease Sublease or the Lease (including any Lease Supplement) (and/or a financing statement or similar notice thereof), neither the Owner Trustee, the Owner Participant nor the Lessee are acknowledging or implying that the Ground Lease, the Ground Lease Sublease or Lease (including any Lease Supplement) constitutes a security agreement or creates a security interest  within the meaning of the Uniform
    Commercial Code.

         (e) Consents. All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required in connection with the transactions contemplated by this Agreement shall have been duly obtained and shall be in full force and effect.

         (f) Governmental Actions. All actions, if any, required to have been taken on or prior to such first date in connection with the transactions contemplated by this Agreement shall have been taken by any Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on such first date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect.

         (g) Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof or which are addressed to the Owner Participant, the Owner Trustee, the Construction Agent or the Construction Lenders, shall be satisfactory in form and substance to such Person and its respective counsel, and each such Person shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of such transactions; and all legal matters in connection with the transactions contemplated hereby shall be satisfactory to each such Person and its respective counsel.

         (h) Construction Documents. The Construction Letter of Intent shall be in full force and effect and executed counterparts thereof shall have been delivered to the Owner Participant, the Owner Trustee and the Construction Lenders, or their respective counsel, on or before such date.

    4.2 Conditions Precedent to Each Advance Date. The obligation of the Owner Trustee to proceed with the transactions contemplated for it on each Advance Date and of the Construction Lenders to make any Construction Advance on such date (including the first such date) shall be subject to the fulfillment to the satisfaction of, or the waiver in writing by, the Owner Participant, the Owner Trustee and the Construction Lenders, as appropriate, of the following conditions hereunder on such date:

         (a) No Default. No event shall have occurred and be continuing that constitutes a Construction Agreement Default or a Construction Agreement Event of Default.

         (b)    Representations and Warranties.  The
    representations and warranties of each of the Lessee, the Owner Trustee and the Owner Participant shall be true and correct in all material respects on such Advance Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date); and the Lessee shall have performed and complied with all agreements and conditions herein contained or contained in any other Operative Agreement which are required to be performed or complied with by the Lessee on or before such date; and the acceptance of the proceeds of the Construction Advance on such date shall constitute a representation and warranty of the Lessee to the foregoing effect.

         (c) Bill of Sale; UCC Filings. The Owner Trustee shall have received a bill of sale in substantially the form attached hereto as Exhibit O from the sellers of the Units, if any, to be settled for on such date, dated such date (which bill of sale, if not available from the vendor or manufacturer of the Units being settled for on such date, may be prepared by the Construction Agent) transferring to the Owner Trustee all right, title and interest to such Units, including, without limitation, legal and beneficial title to such Units, free and clear of all Liens; and a Uniform Commercial Code financing statement (or similar notice thereof if and to the extent permitted or required by applicable law) shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by special counsel for the Owner Participant and the Construction Lenders (or, if not filed, shall have been delivered to special counsel for the Construction Lenders for filing in the appropriate filing offices), in order to
    (A) perfect the rights, titles and interests of the Owner Trustee and (B) perfect the right, title and interest of the Construction Loan Agent under the Construction Loan Agreement.

         (d) No Threatened Proceedings. No action or proceeding shall have been instituted, nor shall Governmental Action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority at the time of such Advance Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

         (e)    Notice.  The Owner Trustee, the Construction
    Loan Agent and the Owner Participant shall have received the Purchase Notice or the Advance Date Notice, as the case may be, required pursuant to Section 2.3.

         (f) No Illegality. No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that would make it illegal for the Owner Participant, the Owner Trustee, the Construction Agent or any Construction Lender to enter into any transaction contemplated by the Operative Agreements.

         (g) Tax Law Change. No adverse change or proposed change of tax law (including any Change in Tax Law or Change in Tax Rate) shall have occurred that would not result under the Operative Agreements in a fully compensating rental adjustment.

    4.3 Conditions Precedent to Investment by the Participants. The obligation of each Participant to make the investment specified with respect to such Participant in Sections 2.4, 2.5 and 2.6 (which investment may be made in whole or in part by the tendering of the Construction Note), and for the Indenture Trustee and the Owner Trustee to proceed with the transactions contemplated for it by the Operative Agreements, on the Lease Term Commencement Date shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, such Participant, the Owner Trustee or the Indenture Trustee, as appropriate, of the following conditions hereunder on the Lease Term Commencement Date:

         (a) Execution of Certain Operative Agreements. This Agreement, the Trust Agreement, the Facility Documents, the Support Documents, the Ground Lease Sublease, the Lease, the Lease Supplements in respect of all of the Units, the Security Agreement, the Leasehold Deed of Trust (Construction), the Leasehold Deed of Trust (Indenture), the Indenture, the Construction Agency Agreement Assignment and the Note (which, in addition to the provisions of this Section 4.3, shall comply with the provisions of Section 2.11) shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of this Agreement and the other documents referred to above by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect and executed counterparts of each shall have been delivered to each Participant, the Owner Trustee and the Indenture Trustee or their respective counsel on or before the Lease Term Commencement Date (except that there shall only be one executed counterpart of each Note, and each such Note shall be delivered to the payee thereof).

         (b) No Default. No event shall have occurred and be continuing that constitutes a Lease Default, a Lease Event of Default, an Indenture Default or an Indenture Event of Default.

         (c) Recordation and Filing of Lease, Etc. (i) the Ground Lease, the Ground Lease Sublease, the Lease, the Lease Supplement (and/or a financing statement or similar notice thereof if and to the extent permitted or required by applicable law) shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by special counsel for such Participant in order to (A) protect the rights of the Owner Trustee in the Units and in the balance of the Trust Estate and (B) perfect the right, title and interest of the Indenture Trustee under the Indenture, and (ii) the Lessee shall provide evidence satisfactory to the Participants and their respective counsel that no Liens or other claims exist in respect of any Unit or any other portion of the Trust Estate or on the Indenture Estate, in each case, in favor of any Person (other than Permitted Liens) or exist as a result of any right, claim or interest in favor of any Person owning or holding any interest in the Premises or that appropriate waivers and/or terminations of such Liens or other claims have been obtained and recorded or filed for record in all necessary public offices; provided, however, that, in the case of Permitted Liens described in clause (iv) of the definition of Permitted Liens, on the Lease Term Commencement Date there shall be no Liens in favor of ICF Kaiser Engineers, Inc. or any of its subcontractors which shall not have been waived or duly paid or otherwise provided for. By such recording or filing of a memorandum of the Ground Lease, the Ground Lease Sublease, the Lease or Lease Supplement (and/or a financing statement or similar notice thereof), neither the Owner Trustee, the Owner Participant nor the Lessee are acknowledging or implying that the Ground Lease, Ground Lease Sublease or Lease constitutes a "security agreement" or creates a "security interest" within the meaning of the Uniform Commercial Code.

         (d) Closing Certificate of the Lessee. The Owner Trustee, the Indenture Trustee and each Participant shall have received an Officer's Certificate of the Lessee dated such date, to the effect that the representations and warranties of the Lessee contained in Sections 3.2 and 3.5(b) are true and correct in all material respects on the Lease Term Commencement Date with the same effect as though made on and as of said date, except to the extent that the representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date), and that the Lessee has performed and complied with all agreements and conditions contained in any Operative Agreement which are required to be performed or complied with by the Lessee on or before said date.

         (e) Closing Certificate of the Owner Trustee. The Indenture Trustee and each Participant shall have received an Officer's Certificate of the Owner Trustee, in its individual capacity and as Owner Trustee, dated such date, to the effect that the representations and warranties of the Owner Trustee, in its individual capacity and as Owner Trustee, contained in Sections 3.1 and 3.5(a) are true and correct in all material respects on the Lease Term Commencement Date with the same effect as though made on and as of said date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date), and that the Owner Trustee, in its individual capacity and as Owner Trustee, has performed and complied with all agreements and conditions contained in any Operative Agreement which are required to be performed or complied with by the Owner Trustee, in its individual capacity and as Owner Trustee, on or before said date. The delivery of the foregoing certificate shall not be a condition precedent to the Owner Trustee's obligations hereunder.

         (f) Closing Certificate of the Owner Participant. The Owner Trustee, the Indenture Trustee and the Note Purchaser shall have received an Officer's Certificate of the Owner Participant dated such date, to the effect that the representations and warranties of the Owner Participant contained in Sections 3.4 and 3.5(d) are true and correct in all material respects on the Lease Term Commencement Date with the same effect as though made on and as of said date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date), and that the Owner Participant has performed and complied with all agreements and conditions contained in any Operative Agreement which are required to be performed or complied with by the Owner Participant on or before said date. The delivery of the foregoing certificate shall not be a condition precedent to the Owner Participant's obligations hereunder.

         (g) Closing Certificate of the Indenture Trustee. The Owner Trustee and each Participant shall have received an Officer's Certificate of the Indenture Bank, in its individual capacity and as Indenture Trustee, dated such date, to the effect that the representations and warranties of the Indenture Bank, in its individual capacity and as Indenture Trustee, contained in Section 3.3 are true and correct in all material respects on the Lease Term Commencement Date with the same effect as though made on and as of said date, except to the extent that such representa-tions and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date), and that the Indenture Bank, in its individual capacity and as Indenture Trustee, has performed and complied with all agreements and conditions contained in any Operative Agreement which are required to be performed or complied with by the Indenture Bank, in its individual capacity and as Indenture Trustee on or before said date. The delivery of the foregoing certificate shall not be a condition precedent to the Indenture Trustee's obligations hereunder.

         (h)    Opinions of Counsel.  The Owner Trustee, the
    Indenture Trustee and each Participant shall have received the favorable written opinion of each of:

                (i)     David M. Shear, General Counsel of the
         Lessee, substantially in the form of Exhibit G-2A;

                (ii)    Sidley & Austin, special counsel to the
         Lessee, substantially in the form of Exhibit G-2B;

                (iii)   Baker & Botts, L.L.P., special counsel
         to the Owner Trustee, substantially in the form of Exhibit H-2;

                (iv)    Joseph B. Schubert, Senior Counsel of
         the Owner Participant, substantially in the form of
         Exhibit I-2A;

                (v) Mayer, Brown & Platt, special counsel to the Owner Participant, substantially in the form of
         Exhibit I-2B;

                (vi)    Fulbright & Jaworski LLP, special Texas
         counsel to the Owner Participant, substantially in the form of Exhibit I-2C;

                (vii)  Richards, Layton & Finger, special
         counsel to the Indentured Trustee, substantially in the form of Exhibit J-2;

                (viii) Paul Berry, Assistant General Counsel of
         Bayer, substantially in the form of Exhibit K-2A;

                (ix)    Jones, Day, Reavis & Pogue, special
         counsel to Bayer, substantially in the form of Exhibit
         K-2B; and

                (x)     special local counsel as to real
         property and other matters, in form and substance reasonably satisfactory to the Participants;

    provided that receipt by a party hereto of a favorable written opinion from counsel to such party shall not be a condition precedent to such party's obligations hereunder.

         (i) Title. After giving effect to the transactions contemplated hereby on the Lease Term Commencement Date, the Owner Trustee shall have legal title to and the ownership of each and every Unit, free and clear of all Liens, except for Permitted Liens.

         (j) Insurance. (i) the insurance coverages required pursuant to Section 12 of the Lease (including the self-insurance provisions thereof) shall be in full force and effect and (ii) the Owner Trustee, the Indenture Trustee and each Participant shall have received the report of the Lessee's independent insurance broker required pursuant to
    Section 12 of the Lease together with certificates of insurance evidencing the insurance then carried and maintained on the Units.

         (k) Corporate Documents. The Owner Trustee, the Indenture Trustee and each Participant shall have received such documents and evidence with respect to the Lessee, Bayer, the Owner Trustee, the Indenture Trustee and the Owner Participant as the recipient may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the other Operative Agreements, including corporate charters and by-laws, good standing certificates, certificates of incumbency and evidence of the taking of all corporate and other proceedings in connection herewith and therewith and compliance with the conditions herein and therein set forth; provided that receipt by a party hereto of such documents and evidence with respect to such party shall not be a condition precedent to such party's obligations hereunder.

         (l) No Threatened Proceedings. No action or proceeding shall have been instituted, nor shall Governmental Action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority at the time of the Lease Term Commencement Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

         (m)    Lease Term Commencement Notice.  The Owner
    Trustee, the Indenture Trustee and each Participant shall have received the Notice of Lease Commencement required pursuant to Section 2.6(a).

         (n) No Illegality. No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that would make it illegal for any Participant or any Trustee to enter into any transaction contemplated by the Operative Agreements.

         (o) Related Transactions. The Note Purchaser shall have purchased its Note in the amount specified in, and otherwise in accordance with, Sections 2.5 and 2.6, the Owner Participant shall have advanced funds in the amount specified in, and otherwise in accordance with Sections 2.4, 2.6, and, with respect to Excluded Transaction Costs, 2.8(a); and the Owner Trustee shall have received the proceeds thereof; provided that the purchase or advance by a Participant shall not be a condition precedent to such Participant's obligations hereunder.

         (p) Consents. All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required in connection with the transactions contemplated by this Agreement shall have been duly obtained and shall be in full force and effect.

         (q) Governmental Actions. All actions, if any, required to have been taken on or prior to the Lease Term Commencement Date in connection with the transactions contemplated by this Agreement on the Lease Term Commencement Date shall have been taken by any Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Lease Term Commencement Date in connection with the transactions contemplated by this Agreement on the Lease Term Commencement Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect.

         (r) Equipment Cost Certificate. The Owner Trustee, the Indenture Trustee and each Participant shall have received an Officer's Certificate of the Lessee certifying that the Equipment Cost of each Unit is the amount shown on the appropriate Lease Supplement.

         (s)    Private Placement Certificate.  Each
    Participant, the Owner Trustee and the Indenture Trustee shall have received a certificate (the Private Placement
    Certificate ), substantially in the form of Exhibit L hereto, from Bank of America, dated the Lease Term
    Commencement Date, with respect to offerees of the Beneficial Interest and the Note.

         (t) Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement and the other Operative Agreements, and all documents necessary to the consummation thereof or which are addressed to the Participants or the Trustees shall be satisfactory in form and substance to the Participants and the Trustees and their respective counsel, and each such Person shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of such transactions; and all legal matters in connection with the transactions contemplated hereby and thereby shall be satisfactory to each such Person and its respective counsel.

         (u) Environmental Report. On or before the Lease Term Commencement Date, the Owner Participant and the Note Purchaser shall have received a written environmental assessment of the soil conditions at the Premises from an independent environmental consultant selected by the Lessee and approved by the Owner Participant, in form and substance satisfactory to the Owner Participant and the Note Purchaser, which assessment is expected to be provided on or about August 31, 1997.

         (v)    Completion.  Completion shall have occurred.

         (w) Lien Waivers. On the Lease Term Commencement Date, the Owner Participant and the Note Purchaser shall have received copies of each subcontractor s lien waiver (required pursuant to the Turnkey Construction Contract) delivered to the Construction Agent on or prior to the Lease Term Commencement Date.

    4.4 Additional Conditions Precedent to Investment by the Owner Participant. The obligation of the Owner Participant to make its investment specified in Section 2.4 and to pay Excluded Transaction Costs on the Lease Term Commencement Date shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the Owner Participant), or the waiver in writing by, the Owner Participant of the following additional conditions:

         (a) Appraisal. On or before the Lease Term Commencement Date, the Owner Participant shall have received an opinion (the "Appraisal") of Accuval concluding that:
    (i) the fair market value in place and in use of each Unit on the Lease Term Commencement Date is equal to the Equipment Cost of such Unit; (ii) the anticipated remaining economic useful life of the Units does not exceed 125% of the base Lease Term (excluding any period prior to the Lease Term Commencement Date) and does not exceed the term of the Ground Lease or the Ground Lease Sublease; (iii) without taking into account inflation or deflation from and after the Lease Term Commencement Date, it is reasonable to expect that at the end of the Lease Term, (A) each Unit will have a fair market value of at least 20% of Equipment Cost therefor and (B) all of the Units will have a fair market value of at least 20% of Total Equipment Cost; (iv) the estimated fair market value of the Units at the end of the base Lease Term, taking into account a prudent and supportable rate of inflation or deflation, is no greater than the Fixed Price Purchase Option Amount for the Units; (v) the use of the Units at the end of the base Lease Term by Lessor or by a Person, other than Lessee or any person related to Lessee within the meaning of Section 318 of the Code (a Lessee Related Person ), who could lease or purchase the Units from Lessor, will be commercially feasible to Lessor or such other Person; (vi) (A) not less than 95% of the Units constitute tangible personal property for U.S. federal income tax purposes and as described in Asset Class 28.0
     Manufacture of Chemicals and Allied Products under U.S. Rev. Proc. 87-56 or otherwise constitute 5-year recovery property, and (B) not more than 5% of the Units constitute nonresidential real property; (vii) assuming the enforceability thereof, the Operative Agreements grant Lessor all rights necessary to operate the Units in commercial operation at design capacity and do not restrict the Lessor's right to sell the output thereof to parties other than a Lessee Related Person for the remaining economic life of the Units at their installed location; and
    (viii) on the Lease Term Commencement Date, the Units will be in service and ready and available to perform their assigned function at design capacity and none of the Units requires any improvement or modification to perform its specifically assigned function.

         (b) Opinion with Respect to Certain Tax Aspects. On the Lease Term Commencement Date, the Owner Participant shall have received the opinion of Mayer, Brown & Platt, its special tax counsel, addressed, and in form and substance satisfactory, to the Owner Participant containing such counsel's favorable opinion with respect to such federal tax matters as the Owner Participant may request.

         (c) Tax Indemnity Agreement. On or before the first Advance Date, the Tax Indemnity Agreement shall have been duly executed and delivered by the Lessee and, assuming due authorization, execution and delivery by the Owner Participant, the Tax Indemnity Agreement shall be in full force and effect.

         (d) Tax Law Change. On or before the Lease Term Commencement Date, no Change in Tax Law shall have occurred or shall have been proposed which in the Owner Participant's reasonable judgment would adversely affect the Owner Participant's investment in the Units or the Lease and for which an adjustment is not permitted pursuant to Section 2.9(a).

         (e) Engineering Report. On or before the Lease Term Commencement Date, the Owner Participant shall have received a written Engineering Report (the "Engineering Report") regarding all of the Units as installed on the Premises from an independent engineering consulting firm selected by the Owner Participant and the Construction Agent, which Engineering Report shall be in form and substance satisfactory to the Owner Participant.

    4.5 Additional Conditions Precedent to Purchase by the Note Purchaser. The obligation of the Note Purchaser to purchase and pay for its Note to be delivered pursuant hereto on the Lease Term Commencement Date shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to such Note Purchaser), or the waiver in writing by, such Note Purchaser of the following additional conditions:

         (a) Note. The Note Purchaser shall have received its Note.

         (b) Recording of Indenture. On or before the Lease Term Commencement Date, the Indenture (and/or a financing statement or similar notice thereof, if and to the extent permitted or required by applicable law) shall have been recorded or filed in such public offices as may be deemed necessary or appropriate by special counsel to the Note Purchaser in order to perfect the first priority Lien and security interest provided by the Indenture as against creditors of and purchasers from the Owner Trustee and the Lessee.

         (c) Legal Investment. The Note to be issued on the Lease Term Commencement Date shall on the Lease Term Commencement Date qualify as a legal investment for the Note Purchaser under any laws regulating investments to which it may be subject (without recourse to provisions in any such law permitting limited investments without restriction as to the character of the particular investment), and such Note Purchaser shall have received such evidence as it may reasonably request to establish compliance with this condition.

         (d)    Opinion of Counsel.  On the Lease Term
    Commencement Date, the Note Purchaser shall have received the favorable written opinion, dated the Lease Term
    Commencement Date, of (i) White & Case, its special counsel, and (ii) Fulbright & Jaworski LLP, its special Texas counsel, in each case with respect to such matters as the Note Purchaser shall reasonably request.

         (e) Revised Schedules. The Owner Participant shall have delivered to the Note Purchaser revised Schedules 2, 3, 4, 5 and 6 hereto pursuant to Section 2.6(a) and the Note Purchaser shall be satisfied that such Schedules comply with Sections 2.9(c) and (d).

         (f) Appraisal. On or before the Lease Term Commencement Date, the Note Purchaser shall have received a letter from Accuval describing: (i) the fair market value of all of the Units taken together as a whole as of the Lease Term Commencement Date, (ii) the economic useful life of all of the Units and (iii) the estimated fair market value of all of the Units, as of the expiration of the Lease Term, taking into account inflation and deflation.

         (g)    Completion.  Completion shall have occurred.

         (h) Swap Agreement. Without cost to it, the Note Purchaser shall have the benefit of an interest rate swap agreement with counterparties reasonably acceptable to the Note Purchaser containing the following terms: (i) the term of the swap agreement shall be ten years; (ii) the notional principal amount of the swap agreement shall be approximately $60,000,000; and (iii) the monthly payments to be made available to the Note Purchaser under the swap agreement shall be calculated by reference to a floating rate equal to the sum of the LIBO Rate, plus 29 basis points (such swap agreement, the "Swap Agreement"). Bank of America agrees to arrange for such Swap Agreement on such terms on or before the Lease Term Commencement Date.

    4.6 Conditions Precedent to the Obligation of the Lessee. The obligation of the Lessee with respect to the consummation of the transactions to occur on and after the Lease Term Commencement Date shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the Lessee), or the waiver in writing by, the Lessee of the following conditions; provided, however, that the following shall not limit the obligations of Bayer under the Bayer Letter or the Bayer Support Agreement:

         (a) Operative Agreements. On or before the Lease Term Commencement Date, the Operative Agreements shall have been duly authorized, executed and delivered by the parties thereto (other than the Lessee), shall each be in full force and effect and executed counterparts of each (except for the Note) shall have been delivered to the Lessee or its special counsel on or before the Lease Term Commencement Date.

         (b) Representations and Warranties True. On the Lease Term Commencement Date, the representations and warranties of the Owner Trustee, the Owner Participant, the Indenture Trustee and the Note Purchaser contained in
    Section 3 hereof shall be true and correct in all material respects as of the Lease Term Commencement Date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date), and the Lessee shall have received an Officer's Certificate dated such date from each of the Owner Trustee as described in Section 4.3(e), the Owner Participant as described in Section 4.3(f) and the Indenture Trustee as described in Section 4.3(g), addressed to the Lessee and certifying as to the foregoing matters insofar as they relate to the Owner Trustee, the Owner Participant and the Indenture Trustee, as the case may be.

         (c)    Opinions of Counsel.  On the Lease Term
    Commencement Date, the Lessee shall have received the opinions of counsel referred to in Section 4.3(h) (other than those set forth in clauses (i), (vi), (vii) and (viii) therein), addressed to the Lessee.

         (d) Corporate Documents. On the Lease Term Commencement Date, the Lessee shall have received such documents and evidence with respect to the Owner Trustee, the Indenture Trustee and the Owner Participant as the Lessee may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the other Operative Agreements, including corporate charters and by-laws, certificates of incumbency and evidence of the taking of all corporate and other proceedings in connection herewith and therewith and compliance with the conditions herein and therein set forth.

         (e) No Threatened Proceedings. No action or proceeding shall have been instituted, nor shall any Governmental Action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority at the time of the Lease Term Commencement Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby; provided that any such action or proceeding instituted or threatened by the Lessee or any of its Affiliates shall not be a condition precedent to the Lessee's obligations hereunder.

         (f) Owner Participant's Investment; Issuance of Note. (i) The Owner Participant shall have made available on the Lease Term Commencement Date the portion of its Commitment and Excluded Transaction Costs in the amounts specified in, and otherwise in accordance with, Sections 2.4, 2.6 and 2.8(a), and (ii) the Note Purchaser shall have purchased its Note in the amount specified in, and otherwise in accordance with, Sections 2.5 and 2.6.

         (g) Revised Schedules. The Owner Participant shall have delivered to the Lessee, the Owner Trustee and the Indenture Trustee revised Schedules 2, 3, 4, 5 and 6 hereto pursuant to Section 2.6(a).

         (h) Private Placement Certificate. The Lessee shall have received an executed counterpart of the Private
    Placement Certificate.

         (i)    No Change in Law or Material Rent Adjustment.
    No change of law shall have occurred that, in the opinion of Lessee, renders the transactions contemplated herein illegal; and no rent adjustment shall be proposed which, in the opinion of Lessee, renders the transactions uneconomic to Lessee, provided that if all adjustments to Base Rent result in an increase of the present value of Base Rent (other than adjustments relating to the interest rate upon the Debt) by less than 200 basis points, such adjustments shall not be deemed to be uneconomic.

         (j) Completion. Completion shall have occurred, provided, however, that any failure of completion to occur which is a result of the actions or inactions of the Lessee shall not be deemed a failure of Completion for purposes of this Section 4.6.

    4.7 Opinion Acknowledgment. Each of the parties hereto, with respect to such party, expressly consents to the rendering by its counsel of the opinion referred to in Sections 4.1(b), 4.3(h), 4.5(d) and 4.6(c) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such party, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent.

    4.8 Further Condition To Participants' Commitment. The obligation of each Construction Lender to make any Construction Advance, and the obligation of each Participant to make its investment specified in Section 2 on the Lease Term Commencement Date, shall be further subject to the condition that no material adverse change shall have occurred in (x) the condition, financial or otherwise, of the Lessee or Bayer from its condition as of December 31, 1996, and (y) Bayer's ability to perform its obligations under the Support Documents.

SECTION 5       FINANCIAL AND OTHER REPORTS OF THE LESSEE

         (a) Financial Statements. The Lessee covenants and agrees that it will furnish directly to the Owner
    Participant, the Owner Trustee, each Construction Lender, the Construction Loan Agent, each holder of a Note and the Indenture Trustee the following:

                (i)     Interim Financials.  As soon as
         available and in any event within 60 days after the end of each quarterly period, except the last, of each fiscal year of LSB, an unaudited consolidated balance sheet of LSB and its Subsidiaries (including the Lessee) as at the end of such period, together with the related unaudited consolidated statements of income and expense of LSB and its Subsidiaries (including the Lessee) for the period beginning on the first day of such fiscal year and ending on the last day of such quarterly period, all in reasonable detail and prepared in accordance with GAAP, and certified as true, correct and complete, subject to changes resulting from year-end adjustments, by a Senior Financial Officer; and

                (ii) Audited Report. As soon as available and in any event within 120 days after the last day of each fiscal year of LSB, audited consolidated balance sheet, statement of income and expense, retained earnings, and statements of cash flows and stockholders' equity for LSB and its Subsidiaries (including the Lessee) for such fiscal year, and the accompanying notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP; such financial statements shall be certified by a firm of independent certified public accountants of recognized international standing selected by LSB, without qualification relating to scope of audit.

         (b) Reports to the Securities and Exchange Commission. As soon as available, the Lessee shall furnish to the Owner Participant, the Owner Trustee, each Construction Lender, the Note Purchaser and the Indenture Trustee one copy of each publicly filed proxy statement, financial statement or report (including, without limitation, each Annual Report on Form 10-K (or any successor form), each Quarterly Report on Form 10-Q (or any successor form) and each Report on Form 8-K), or proxy statement filed under the Securities Exchange Act of 1934, as amended, sent by LSB or the Lessee, as the case may be, or any Subsidiary of either to stockholders generally, in respect thereof filed by LSB or the Lessee or any such Subsidiary with, the National Association of Securities Dealers, any securities exchange or the Securities and Exchange Commission or any successor agency.

         (c) Compliance Certificate. Within the time periods prescribed in Sections 5(a)(i) and 5(a)(ii), the Lessee shall send to the Owner Participant, the Owner Trustee, each Construction Lender, the Note Purchaser and the Indenture Trustee a certificate, signed by a Responsible Officer of the Lessee, to the effect that the signer is familiar with the relevant terms of the Operative Agreements and has reviewed, or caused to be made under signer's supervision a review of, the activities of the Lessee and that, to the best of his or her knowledge, no Lease Default or Lease Event of Default exists, or if a Lease Default or Lease Event of Default exists or did exist, specifying such Lease Default or Lease Event of Default and the nature, period of existence and status thereof and what action the Lessee has taken or proposes to take with respect thereto.

         (d) Defaults. The Lessee shall promptly notify the Owner Participant, the Owner Trustee, each Construction Lender, the Note Purchaser and the Indenture Trustee in writing of the occurrence of any Lease Default or Lease Event of Default, and what action the Lessee has taken or proposes to take with respect thereto.

         (e) Other Information. The Lessee shall send to the Owner Participant, the Owner Trustee, each Construction Lender, the Construction Loan Agent, the Note Purchaser and the Indenture Trustee from time to time, such additional information as the Owner Participant, the Owner Trustee, any Construction Lender, the Construction Loan Agent, any holder of a Note or the Indenture Trustee may reasonably request.

SECTION 6       CERTAIN COVENANTS OF THE PARTICIPANTS, THE OWNER
         TRUSTEE, THE INDENTURE TRUSTEE AND THE LESSEE

    6.1 Restrictions on Transfer of Beneficial Interest. The Owner Participant covenants and agrees with and for the benefit of the other parties to this Agreement that without the consent of the Lessee and a Majority In Interest, the Owner Participant will not sell, convey, assign or otherwise transfer all or a portion of its Beneficial Interest or its right and interest in and to this Agreement, the Tax Indemnity Agreement, the Trust Agreement and the other Operative Agreements prior to the expiration or earlier termination of the Lease Term (except by merger or consolidation) unless:

         (a)    Transferee Qualifications.   The Person to whom
    such transfer is to be made (a "Transferee") is an Eligible
    OP Assignee.

         (b) Notice. The Owner Trustee, Indenture Trustee and the Lessee shall have received 15 days' prior written notice of such transfer specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this Section 6.1.

         (c) Transfer Agreement and Opinion of Counsel. Such Transferee enters into an agreement substantially in the form of Exhibit N hereto and provides the Indenture Trustee, the Note Purchaser, the Owner Trustee and the Lessee with an opinion of counsel (whose fees and expenses shall not be the obligation of the Lessee) covering the matter referred to in clause (d) below and stating that such agreement has been duly authorized, executed and delivered by such Transferee and constitutes the legal, valid and binding contract of such Transferee, enforceable against such Transferee in accordance with its terms (subject to customary qualifications).

         (d) No Violation of Law. Such transfer complies in all respects with and does not violate any applicable law.

         (e) Expenses. All fees, expenses and charges of the parties hereto (including, without limitation, reasonable legal fees and expenses of special counsel) incurred in connection with each transfer of such Beneficial Interest is paid by an Owner Participant, as specified in the agreement entered into pursuant to Section 6.1(c).

         (f) ERISA. Such Transferee makes the representation set forth in Section 3.4(i) to the parties hereto.

         (g) Default. As a result of such transfer, no Indenture Default attributable to the Owner Participant or the Owner Trustee shall have occurred and be continuing.

         (h)    Non-Competitor.  Such Transferee is not a
    Competitor, unless the Lessee and Bayer shall have otherwise consented in writing.

         (i) Number of Owner Participants. After giving effect to such transfer, there are no more than three (3)
    Owner Participants.

In connection with any such transfer, the Lessee shall represent to the Transferee that no Lease Default, Lease Event of Default or, except as disclosed pursuant to the Lease, Event of Loss then exists. Upon any such transfer (x) except as the context otherwise requires, such Transferee shall be deemed an Owner Participant for all purposes, and shall enjoy the rights and privileges and perform the obligations of the transferor Owner Participant to the extent of the interest transferred hereunder and under each other Operative Agreement to which the transferor Owner Participant is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the Owner Participant shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, and (y) the transferor shall be released from all obligations hereunder and under each other Operative Agreement to which such transferor is a party or by which such transferor is bound to the extent such obligations are expressly assumed by a Transferee. In no event shall any such transfer or assignment waive or release the transferor from any liability on account of any breach existing immediately prior to such transfer of any of its representations, warranties, covenants or obligations set forth in the Operative Agreements or for any fraudulent or wilful misconduct. Any transfer, conveyance or assignment of the Owner Participant's Beneficial Interest hereunder in violation of this Section 6.1 shall be void and of no effect, unless such transfer, conveyance or assignment, on its face, at the time of occurrence appears to comply with the requirements of this Section 6.1; and the effectiveness of a transfer, conveyance or assignment which appears on its face to comply with the requirements of this Section 6.1, however, shall not impair any other right or remedy which any party may have as a result of such transfer, conveyance or assignment actually violating this Section 6.1. In the event that there is more than one Owner Participant, any consent, waiver or amendment with respect to the Operative Agreements may be given by those Owner Participants that hold more than 50% of the aggregate amount invested by the Owner Participants, except that without the consent of each Owner Participant affected thereby, no consent, amendment or waiver may (i) reduce any amount payable as Basic Rent or Supplemental Rent, or change the date on which any such amount is payable, (ii) create or allow any Liens on the Units other than Permitted Liens, (iii) affect any Excepted Property or
(iv) reduce the percentage required to approve consents, waivers and amendments set forth in this sentence.

    6.2 Liens Attributable to the Owner Participant. The Owner Participant covenants and agrees with and for the benefit of the other parties to this Agreement that the Owner Participant will not directly or indirectly create, incur, assume or suffer to exist: (a) any Lessor's Liens created by it (whether or not through its act or failure to act), or (b) any Lessor's Liens arising as a result of taxes described in clause (iii) of the definition of Lessor's Liens which are imposed against the Owner Trustee (not in its individual capacity but solely as Owner Trustee); and the Owner Participant agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien (by bonding or otherwise); provided that the Owner Participant may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Trust Estate or any interest therein and do not interfere with the use, operation or possession of the Units by the Lessee under the Lease or the rights, titles and interests of the Construction Loan Agent under the Construction Loan Agreement or the Indenture Trustee under the Indenture. The Owner Participant agrees to hold harmless the other parties to this Agreement from and against any loss, cost or expense (including reasonable legal fees and disbursements) as the result of the existence of any such Lessor's Lien or the failure of the Owner Participant to discharge and satisfy any such Lessor's Lien.

    6.3 Lessor's Liens Attributable to the Owner Trustee. Boatmen's covenants and agrees with and for the benefit of the other parties to this Agreement that Boatmen's will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens attributable to it (whether or not through its act or failure to act), and Boatmen's agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien (by bonding or otherwise). Boatmen's agrees to hold harmless the other parties to this Agreement from and against any loss, cost or expense (including reasonable legal fees and disbursements) as the result of the existence of any such Lessor's Lien or the failure of Boatmen's to discharge and satisfy any such Lessor's Lien.

    6.4 Liens Created by the Indenture Trustee. The Indenture Trustee, in its individual capacity, covenants and agrees with and for the benefit of the other parties to this Agreement that:
(a) it shall not cause or permit to exist any Lien on the Units or all or any other portion of the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Indenture Trustee, in its individual capacity, not related to its interest in the Units or any other portion of the Trust Estate, or the administration of the Indenture Estate pursuant to the Indenture,
(ii) acts, or failures to act, of the Indenture Trustee, in its individual capacity, not contemplated, or failure of the Indenture Trustee to take any action it is expressly required to perform, by the Operative Agreements, (iii) claims against the Indenture Trustee in its individual capacity relating to taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7 attributable to the Indenture Trustee, in its individual capacity, or (iv) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee (without the consent of the Lessee and the Owner Trustee and not pursuant to the direction of the holders of Notes pursuant to the terms of the Indenture) of all or any portion of its interest in the Units, the Indenture Estate or the Operative Agreements, other than a transfer expressly contemplated by the Operative Agreements; and (b) the Indenture Trustee will, at its own cost and expense (and without any right of reimbursement from any other party hereto), promptly take such action as may be necessary to duly discharge and satisfy in full any such Lien (by bonding or otherwise). The Indenture Trustee agrees to hold harmless the other parties to this Agreement from and against any loss, cost or expense (including reasonable legal fees and disbursements) as the result of the existence of any such Lien or the failure of the Indenture Trustee to discharge and satisfy any such Lien.

    6.5 Certain Covenants of the Owner Trustee, the Owner Participant and Boatmen's. The Owner Participant and Boatmen's hereby covenant and agree, severally and not jointly, with and for the benefit of the Lessee, the Indenture Trustee, the Construction Loan Agent, the Construction Lenders and the Note
Purchaser: (a) not to amend, supplement or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee, the Indenture Trustee, the Construction Loan Agent, the Construction Lenders or the Note Purchaser, without the prior written consent of the affected party and (b) not to terminate or revoke the Trust Agreement, or the trust created by the Trust Agreement, and such trust shall not be subject to revocation or termination by the Owner Participant, prior to the latest of (i) payment in full and discharge of the Construction Advances and all other indebtedness secured by the Construction Loan Agreement, (ii) payment in full and discharge of the Notes and all other indebtedness secured by the Indenture and the final discharge thereof pursuant to Section
10.1 thereof and (iii) the expiration or early termination of the Lease and (c) so long as the Lien of the Indenture has not been discharged in accordance with the terms thereof, not to declare a Lease Event of Default under the Lease except as expressly permitted by the terms of the Indenture.

    6.6 Lessee's Merger Covenant. (a) The Lessee shall not consolidate with or merge into any other Person, or permit any other Person to merge or consolidate with or into it, or convey, transfer or lease substantially all of its assets as an entirety to any Person without the consent of the Owner Participant, the Required Construction Lenders and the Construction Loan Agent (for so long as any Construction Advance is outstanding) and a Majority In Interest unless (i) the Person formed by such consolidation or surviving such merger (if other than the Lessee) or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Lessee as an entirety (A) is a domestic corporation organized and existing under the laws of the United States of America or a political subdivision thereof, and (B) shall execute and deliver to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Construction Lenders, the Construction Loan Agent and the Note Purchaser an agreement, in form and substance satisfactory to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Required Construction Lenders and the Construction Loan Agent (for so long as any Construction Advance is outstanding) and a Majority In Interest, containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Agreement and each of the other Operative Agreements to be performed or observed by the Lessee, (ii) immediately prior to and immediately after giving effect to such transaction, no Lease Default or Lease Event of Default shall have occurred, whether as a result of such consolidation or merger or such conveyance, transfer or lease or otherwise, (iii) immediately after giving effect to such transaction, such successor Person shall be in compliance with all of the terms and conditions of the Operative Agreements and
(iv) such successor Person shall deliver to the Owner Trustee, Owner Participant, the Indenture Trustee, the Construction Lenders and the Construction Loan Agent (for so long as any Construction Advance is outstanding) and the Note Purchaser (x) an opinion of counsel, which counsel shall be reasonably satisfactory to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Required Construction Lenders and the Construction Loan Agent (for so long as any Construction Advance is outstanding) and a Majority In Interest and (y) an Officer's Certificate of a Responsible Officer of the Lessee to the effect that such merger, consolidation, conveyance, transfer or lease and such agreement described in clause (i)(B) above comply with this Section 6.6, that such agreement is a legal, valid and binding obligation of, and is enforceable against, such successor Person, and that all conditions precedent relating to such transaction provided in this Section 6.6 have been complied with. Upon such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Lessee as an entirety in accordance with this Section 6.6, the successor Person formed by such consolidation or into which the Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee, as the case may be, under this Agreement and the other Operative Agreements with the same effect as if such successor Person had been named as the Lessee herein and therein. No such consolidation, merger, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor Person from its liability under the Operative Agreements. Nothing contained in this Section 6.6 shall permit any lease, sublease, assignment or other arrangement for the use, operation or possession of the Units except in compliance with the applicable provisions of the Lease.

    6.7  Lessee Not to Own Notes or Beneficial Interest.

    (a) Neither the Lessee nor any of its Affiliates nor any ERISA Plan sponsored by the Lessee or any of its Affiliates, will at any time own any of the Notes.

    (b) Neither the Lessee nor any of its Affiliates will at any time own any of the Beneficial Interest unless the Owner Trustee, the Owner Participant, the Indenture Trustee, the Construction Loan Agent (for so long as any Construction Advance is outstanding), the Required Construction Lenders (for so long as any Construction Advance is outstanding) and a Majority In Interest consent thereto; provided that neither the Lessee nor any of its Affiliates shall acquire any of the Beneficial Interest if such acquisition would result in a prohibited transaction (as defined in Section 406 of ERISA or section 4975 of the Code).

    6.8  Broker's Fees.

    (a) Lessee. The Lessee covenants and agrees that it will hold the Owner Participant, the Owner Trustee, the Indenture Trustee, the Construction Lenders, the Construction Loan Agent and each holder of a Note harmless from and against any claim, demand or liability for any broker's, finder's or placement fees or commission alleged to have been incurred as a result of any action by the Lessee in connection with the transactions contemplated by the Operative Agreements, except for any such fee or commission included in Transaction Costs.

    (b) The Owner Participant. The Owner Participant covenants and agrees that it will hold the Lessee, the Owner Trustee, the Indenture Trustee, the Construction Lenders, the Construction Loan Agent and each holder of a Note harmless from and against any claim, demand or liability for any broker's, finder's or placement fees or commission alleged to have been incurred as a result of any action by the Owner Participant in connection with the transactions contemplated by the Operative Agreements.

    6.9 Boatmen's Covenant to Notify of Relocation or Name Change. Boatmen's covenants and agrees to give the Owner Participant, the Indenture Trustee, the Construction Loan Agent and the Lessee prompt written notice of any relocation of its chief executive office, principal place of business or the place where its records concerning the Units and all its interest in, to and under all documents relating to the Trust Estate is located or of any change in its corporate name.

    6.10 Lessee's Covenant to Notify of Relocation or Name Change. The Lessee covenants and agrees to give the Owner Trustee, the Owner Participant, the Construction Loan Agent and the Indenture Trustee prompt written notice (which notice shall be given at least 15 days prior to the effectiveness of any relocation) of any relocation of its chief executive office, principal place of business or the place where its records concerning the Units is located or of any change in its corporate name.

    6.11 Corporate Existence.  Except as otherwise provided in
Section 6.6, the Lessee covenants and agrees at all times to maintain its corporate existence and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any corporate right, privilege or franchise
(x) that it determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business, and (y) the loss of which could not have a Material Adverse Effect.

    6.12 Compliance with Laws. The Lessee covenants and agrees to comply with all laws, rules, regulations (including ERISA), orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect.
The Lessee shall promptly file any reports, or furnish to the Owner Trustee and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports, required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any Governmental Authority.

    6.13 Restriction on Transfer of Notes. The Note Purchaser agrees, and each holder of a Note upon acceptance or purchase of such Note shall be deemed to have agreed, that it will not transfer or grant a participation in a Note unless:

         (a) in the case of a transfer, the transferee is an Eligible Lender Assignee and such transfer complies with
    Section 2.4 of the Indenture;

         (b) in the case of a transfer or participation, the transferee or Note Purchaser is not a Competitor, unless the Lessee shall have otherwise consented;

         (c) in the case of a transfer, immediately after such transfer, the transferee shall hold a Note or Notes in an aggregate principal amount equal to the lesser of (i) $5,000,000 and (ii) the aggregate outstanding principal amount of all of the transferors' Notes immediately prior to such transfer;

         (d) in the case of a transfer, such transfer does not, at the time of transfer, and after giving effect to the transfer, increase the Lessee's costs or obligations (other than non-material administrative costs and obligations), unless the Lessee shall have otherwise consented; and

         (e) in the case of a transfer to an Eligible Lender Assignee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Note Purchaser or Note holder shall have furnished to each of the Owner Participant, the Indenture Trustee, the Lessor and the Lessee (A) two completed and executed copies of Internal Revenue Service Form 4224 or, if the transferee is organized under the laws of France, Germany, The Netherlands or the United Kingdom, Internal Revenue Service Form 1001 (wherein such Eligible Lender Assignee claims entitlement to complete exemption from United States federal withholding tax), (B) either a duly completed and executed Internal Revenue Service Form W-8 or W-9 (to establish an exemption from United States backup withholding tax), and (C) any other governmental forms which are necessary or required under applicable tax law, treaty or otherwise by law to reduce or eliminate any withholding tax.

    6.14 Amendments to Indenture. So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, the Owner Participant, the Indenture Trustee and Boatmen's, each severally and not jointly, agree that they will not amend the Indenture in such a manner as to adversely affect the rights of the Lessee without the prior written consent of the Lessee.

    6.15 Environmental Matters.  Lessee covenants to the Owner
Participant, the Owner Trustee, the Indenture Trustee and the holders of the Notes:

         (a) During the Lease Term, Lessee shall comply in all material respects with all Environmental Laws and the requirements of any permits issued under such Environmental Laws and shall keep or cause to be kept the Premises, the Units and Easements free and clear of any Liens imposed pursuant to such Environmental Laws.

         (b) During the Lease Term, Lessee shall not generate, use, treat, recycle, store, release or dispose of, or permit the generation, use, treatment, recycling, storage, release or disposal of Hazardous Substances at, on or under all or a portion of the Premises, the Units or Easements, or transport or permit the transportation of Hazardous Substances to or from the Premises, the Units or Easements, except as reasonably necessary for the construction and operation of Lessee's business and in compliance with all applicable Environmental Laws.

         (c) During the Lease Term, Lessee shall conduct and complete any investigation and undertake any Cleanup, removal, remedial or other action required by a Governmental Authority or Environmental Laws to remove and remediate all Hazardous Substances released during the Lease Term, at, on, in, under or emanating from the Premises, the Units and Easements, including such investigation, Cleanup, removal, remedial or other action on properties adjacent to the Premises to the extent permitted by the Facility Documents or Environmental Laws.

         (d) During the Lease Term, Lessee shall provide written notice to the Owner Participant, Owner Trustee, Indenture Trustee and the holders of the Notes of (i) any fact, circumstance, condition, occurrence at, on, or arising from the Premises, the Units and Easements that results or would be reasonably likely to result in a material noncompliance with any Environmental Laws or any release of Hazardous Substances during the Lease Term on or from the Premises that has resulted or would be reasonably likely to result in personal injury or material property damage, such notice to be given promptly after the condition is discovered or release or occurrence takes place; (ii) any fact, circumstance, condition or occurrence at the Premises and the Units that would cause, or would be reasonably likely to cause, the Premises, the Units and Easements to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law; and (iii) any pending or threatened Environmental Claim against Lessee or any other person or entity arising in connection with their occupying or conducting operations on or at the Premises, the Units and Easements, such notice to be given promptly after such Environmental Claim is commenced or threatened. To the extent possible, all such notices shall describe in reasonable detail the nature of the Environmental Claim, investigation, condition, incident or occurrence and the Lessee's response thereto. In addition, the Lessee shall provide the Owner Participant, the Owner Trustee, the Indenture Trustee and the holders of the Notes with copies of all written communications with any Governmental Authorities relating to any material non-compliance with Environmental Laws or any material Environmental Claim simultaneously with the giving or promptly upon receiving any such written communications. The Lessee shall also provide such detailed reports of any Environmental Claim as may be reasonably requested by the Owner Participant, the Owner Trustee, the Indenture Trustee and the holders of the Notes.

SECTION 7         LESSEE'S INDEMNITIES

    7.1  General Tax Indemnity.

         (a)    Tax Indemnitee Defined.  For purposes of this
    Section 7.1, Tax Indemnitee means the Owner Participant and its Affiliates, the Owner Trustee, both in its individual capacity and as trustee, each Construction Lender and its Affiliates, the Indenture Trustee, both in its individual capacity and as trustee, the Construction Loan Agent, the Note Purchaser and each holder of a Note and each of their respective successors, assigns, servants, agents, officers, directors and employees and the Trust Estate and the Indenture Estate.

         (b) Taxes Indemnified. The Lessee agrees to pay promptly when due, and will indemnify and hold harmless each Tax Indemnitee on an After-Tax Basis against, all taxes, fees, withholdings, and governmental charges attributable to the transactions contemplated herein including all license, recording, documentary, registration and other fees and all taxes (including, without limitation, income, adjusted gross income, gross receipts, franchise, net worth, capital, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp taxes), fees, levies, imposts, recording duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, addition to tax or interest thereon (individually, a "Tax" and collectively called "Taxes"), however imposed (whether imposed upon any Tax Indemnitee, the Lessee, or all or any part of the Units or any payment made in connection with the transactions contemplated hereunder), by any federal, state or local government or taxing authority in the United States of America, or by any government or taxing authority of a foreign country, of any political subdivision or taxing authority thereof or by a territory or possession of the United States of America or an international taxing authority, upon or with respect to, based upon or measured by:

                (i)  the Units or any part thereof;

                (ii) the location, replacement, conditioning, refinancing, control, purchase, repossession, improvement, maintenance, redelivery, manufacture, acquisition, purchase, financing, mortgaging, ownership, acceptance, rejection, delivery, non-delivery, leasing, subleasing, transportation, insuring, inspection, registration, assembly, abandonment, preparation, installation, possession, use, operation, return, presence, storage, repair, transfer of title, modification, rebuilding, import, export, alteration, addition, replacement, assignment, overhaul, transfer or registration, imposition of any Lien, sale or other disposition of the Units or any part thereof or interest therein;

                (iii) the rentals, receipts or earnings arising from the Operative Agreements or from the purchase, financing, ownership, delivery, leasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Units or any part thereof;

                (iv)  any or all of the Operative Agreements;

                (v) the Units, or the income or other proceeds received with respect to the Units, held by the Owner Trustee under the Trust Agreement or after a Lease Event of Default, by the Construction Loan Agent under the Construction Loan Agreement or by the Indenture Trustee under the Indenture, as the case may be;

                (vi) otherwise with respect to or by reason of the transactions described in or contemplated by the Operative Agreements;

                (vii) the payment of the principal or interest or other amounts payable with respect to the Construction Advances or the Notes;

                (viii)  the Notes, the Construction Advances or
         the issuance, acquisition, transfer, or refinancing thereof or the Beneficial Interest or the creation thereof under the Trust Agreement; or

                (ix)  any assumptions by the Lessee of the
         Notes.

         (c) Taxes Excluded. The indemnity provided for in paragraph (b) above shall not apply to any of the following:

                (i)  in the case of any Tax Indemnitee other
         than a Lender Indemnitee, (A) Taxes imposed by the United States federal government, the State of Texas (or any Governmental Authority within the State of Texas) or the Tax Indemnitee s Home Jurisdiction (as hereinafter defined) imposed on or measured by the net or gross income or excess profits, capital gains, receipts, minimum tax from tax preferences, accumulated earnings, personal holding company income, alternative minimum taxable income, capital, franchise, excess profits, net worth or conduct of business of, or succession and estate taxes of, such Tax Indemnitee (other than any Taxes which are, or are in the nature of, sales (unless included in Equipment Cost), use, value added (other than value added Taxes in the nature of net or gross income Taxes rather than sales or use Taxes), rental, license, ad valorem or property Taxes)(collectively "Income Taxes") and (B) Income Taxes imposed by any taxing authority other than the United States federal government, or the State of Texas (or any Governmental Authority within the State of Texas) or the Tax Indemnitee s Home Jurisdiction; provided, that Income Taxes imposed by a jurisdiction described in clause (B) of this Section 7.1(c)(i) shall be subject to indemnification if (w) the Units or any part thereof are operated, registered, located, present or used within such jurisdiction, (x) a Lessee Person is present or conducts activities within such jurisdiction, (y) a Lessee Person makes, or is deemed to make, payments from or through such jurisdiction, or
         (z) any security interest, filing or collateral contemplated by the Operative Agreements is present, perfected, exists or occurs within such jurisdiction and, in any case described in clauses (w) through (z), such event or occurrence causes the transactions contemplated by the Operative Agreements to be subject to Income Tax in such jurisdiction (and if so subject to such Income Taxes, the portion of the Tax
         Indemnitee s Income Taxes payable to such jurisdiction which shall be subject to indemnification pursuant to this Section 7.1 shall be determined as if the sole connection of the Tax Indemnitee with such jurisdiction had been the transactions contemplated by the Operative Agreements). Notwithstanding the foregoing, the provisions of this Section 7.1(c)(i) and each other exclusion contained in Section 7.1(c) relating to income Taxes shall not be interpreted to exclude any amount necessary to make any payment under the Operative Agreements, otherwise required to be made on an After-Tax Basis, to be made on an After-Tax Basis. For purposes of this Section 7.1(c)(i), the term Tax Indemnitee s Home Jurisdiction shall mean the State of California (or any Governmental Authority within the State of California), provided, that if Security Pacific Leasing Corporation (or any Affiliate) or any transferee or subsequent transferee of Security Pacific Leasing Corporation (or an Affiliate) transfers some or all of its interest in the Units, the Lease, the Trust Estate, or any other interest or obligations arising under the Operative Agreements to another Owner Participant pursuant to the terms of this Agreement, the term "Tax Indemnitee's Home Jurisdiction" shall mean the state in which such transferee (or the applicable subsequent transferee) is treated as maintaining its principal place of business or headquarters (and any Governmental Authority within such state);

                (ii) in the case of a Lender Indemnitee, (A)
         Taxes imposed by the United States federal governmental or the Lender Indemnitee s Home Jurisdiction (as hereinafter defined) on or measured by the net or gross income or excess profits, capital gains, receipts, minimum tax from tax preferences, accumulated earnings, personal holding company income, alternative minimum taxable income, capital, franchise, excess profits, net worth or conduct of business of, or succession and estate taxes of, such Lender Indemnitee, other than any such Taxes which are, or are in the nature of, sales, use, value added, rental, license, ad valorem or property Taxes, (collectively, "Income Taxes") and (B) Income Taxes imposed by any taxing authority other than the United States federal government or the Lender Indemnitee s Home Jurisdiction; provided that Income Taxes imposed by a jurisdiction described in clause (B) of this Section 7.1(c) (ii) shall be subject to indemnification if (w) the Units or any part thereof, are operated, registered, located, present, or used within such jurisdiction, (x) a Lessee Person, or any other Tax Indemnitee, is present or conducts activities within such jurisdiction, (y) a Lessee Person, or the Owner Trustee or Owner Participant, makes, or is deemed to make, payments from or through such jurisdiction, or
         (z) any security interest, filing or collateral contemplated by the Operative Agreements is present, perfected, exists or occurs within such jurisdiction, and in any case described in clauses (w) through (z), such event or occurrence causes the transactions contemplated by the Operative Agreements to be subject to Income Tax in such jurisdiction (determined without taking into account any other contacts that the Lender Indemnitee may have with such jurisdiction) and if so subject to such Income Taxes, the portion of the Lender Indemnitee s Income Taxes payable to such jurisdiction which shall be subject to indemnification pursuant to this Section 7.1 shall be determined as if the sole connection of the Lender Indemnitee with such jurisdiction had been the transactions contemplated by the Operative Agreements. Notwithstanding the foregoing, the provisions of this clause (ii) relating to Income Taxes shall not exclude from the indemnity described in this Section 7.1 any Taxes for which the Lessee would be required to indemnify a Lender Indemnitee so that any payment under the Operative Agreements, otherwise required to be made on an After-Tax Basis, is made on an After-Tax Basis. (For purposes of this Section 7.1(c)(ii), the term Lender Indemnitee s Home Jurisdiction shall mean the State of New York, New York City or Germany (or any governmental authority within the State of New York, New York City or Germany), provided that if the Lender Indemnitee transfers all or a portion of its interest in the Note or the Construction Advances in accordance with the terms of this Agreement, the term Lender Indemnitee s Home Jurisdiction shall be modified to reflect the location within the United States in which the Note or Construction Advance is maintained as an asset and the jurisdiction under the laws of which the transferee Lender Indemnitee has been formed.)

                (iii) in the case of a Tax Indemnitee other than a Lender Indemnitee, Taxes arising out of or measured by acts, omissions, events or periods of time (or any combination of the foregoing) which occur after (and are not attributable to acts, omissions or events occurring contemporaneously with or prior to) (1) the payment in full of all amounts payable by the Lessee pursuant to and in accordance with the Operative Agreements and (2) the earlier of (x) the expiration of the Lease Term and return of the Units in accordance with the return provisions of the Lease and (y) the termination of the Lease in accordance with the applicable provisions of the Lease and return or disposition of the Units in accordance with the Lease, except that, notwithstanding anything to the contrary, Taxes incurred in connection with the exercise of any remedies following the occurrence and continuance of a Lease Event of Default shall not be included in this
         Section 7.1(c)(iii);

                (iv) in the case of a Lender Indemnitee, Taxes imposed on such Lender Indemnitee with respect to any period commencing after the date of the payment in full of the Construction Advances and the Notes and all amounts due to the Construction Lender, the Note Purchaser and each holder of a Note pursuant to the Operative Agreements, except that Taxes related to events occurring or matters arising prior to or simultaneously with such date shall not be excluded from the indemnity provided for in this Section 7.1 by reason of this Section 7.1(c)(iv);

                (v) in the case of a Tax Indemnitee other than a Lender Indemnitee, Taxes imposed that would not have been imposed but for any act or omission of such Tax Indemnitee not contemplated by the Operative Agreements, including, without limitation, the willful misconduct or gross negligence of such Tax Indemnitee (other than any act, omission, gross negligence or willful misconduct not actually committed by but instead imputed to such Indemnitee by reason of such Tax Indemnitee's participation in the transactions contemplated by the Operative Agreements and entering into the Operative Agreements);

                (vi) in the case of a Lender Indemnitee, Taxes imposed on such Lender Indemnitee that would not have been imposed but for the gross negligence or willful misconduct of such Lender Indemnitee (other than any gross negligence or willful misconduct not actually committed by such Lender Indemnitee, but imputed to such Lender Indemnitee by reason of (y) the acts or omissions of a Lessee Person or any other Tax Indemnitee, or (z) such Lender Indemnitee s participation in the transactions contemplated by the Operative Agreements and entering into the Operative Agreements);

                (vii) in the case of a Tax Indemnitee other than a Lender Indemnitee, Taxes imposed on any Tax Indemnitee or any successor, assign or Affiliate thereof which became payable by reason of (A) any voluntary transfer, assignment, sale or other disposition ("Transfer") by such Tax Indemnitee subsequent to the applicable Purchase Date, of any interest in some or all of the Units, the Lease, its interest in the Trust Estate, or any other interest or obligations arising under the Operative Agreements, other than (y) Taxes that result from Transfers which occur as a result of the exercise of remedies after a Lease Event of Default has occurred and is continuing or (z) Taxes (other than Taxes on net income, Taxes of a similar nature or Taxes imposed in lieu of the foregoing) that result from any Transfer pursuant to the terms of the Lease at the request or option of the Lessee (including the Lessee's exercise of the option granted pursuant to Section 22 of the Lease); or (B) any involuntary Transfer by such Tax Indemnitee of any interest in the Units, the Lease, or any interests or obligations arising under the Operative Agreements resulting from any bankruptcy or other proceeding for relief of debtors in which such Tax Indemnitee is the debtor or any foreclosure by a creditor of such Tax Indemnitee other than any such Transfer following the occurrence and continuance of a Lease Event of Default;

                (viii) in the case of a Lender Indemnitee, Taxes imposed on such Lender Indemnitee which become payable by reason of any voluntary or involuntary transfer or disposition by such Lender Indemnitee of its interest in the Construction Loan Advances or the Notes other than (y) Taxes imposed under Section 4975 of the Code that would not have been imposed if the representation made by the Owner Participant in Section 3.4(i) had been true and correct at the time made, and (z) any such Taxes that result from transfers or dispositions which occur after a Lease Event of Default has occurred and is continuing; provided, however, the provisions of this clause (viii) shall not exclude from the indemnity described in this Section 7.1 any Taxes for which the Lessee would be required to indemnify a Lender Indemnitee so that any payment under the Operative Agreements, otherwise required to be made on an After-Tax Basis, is made on an After-Tax Basis;

                (ix)  Taxes imposed on or with respect to or
         payable by the Owner Trustee or the Indenture Trustee based on, measured by or imposed with respect to any fees paid to or accruable by the Owner Trustee or the Indenture Trustee, as the case may be, in its capacity as Owner Trustee or the Indenture Trustee, as the case may be;

                (x) in the case of a Tax Indemnitee other than a Lender Indemnitee, Taxes which have been included in Lessor's Cost to the extent actually paid on or before the Lease Commencement Date;

                (xi) Taxes imposed upon the Owner Participant for which the Lessee is obligated to indemnify the Owner Participant pursuant to the Tax Indemnity
         Agreement;

                (xii) Taxes imposed against a transferee (or subsequent transferee) of an original Tax Indemnitee to the extent of the excess of such Taxes over the amount of such Taxes which would have been imposed against the original Tax Indemnitee had there not been a transfer by such original Tax Indemnitee of its interest in the Units, the Lease, its interest in the Trust Estate, the Notes, the Construction Advances or any other interest or obligation arising under the Operative Agreements; provided, however, that this subparagraph (xii) shall not apply (A) to any transfer following the occurrence and continuance of a Lease Event of Default (or, in the case of a transferee or subsequent transferee of a Lender Indemnitee, a Transfer which occurs while a payment then due under the Indenture has not been paid), (B) in determining amounts necessary to make payments on an After-Tax Basis or (C) Taxes imposed under Section 4975 of the Code that would not have been imposed if the representation made by the Owner Participant in Section 3.4(i) had been true and correct at the time made;

                (xiii) in the case of a Tax Indemnitee other than a Lender Indemnitee, Taxes resulting from any Transfer by a Tax Indemnitee of all or any portion of its interest in the Lease or any Unit to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there been no such disposition; and

                (xiv) any interest, penalties or additions to tax of a Tax Indemnitee attributable to a failure by such Tax Indemnitee to file when due any report or return required by any taxing authority or to a failure by the Lessor to pay or remit any Tax when due in either case unless caused by the Lessee's failure to prepare returns, provide information or otherwise meet its obligations under the Operative Agreements.

         (d) Withholding Taxes. Notwithstanding any of the exclusions set forth in paragraph (c) to the contrary, in the case of any withholding Taxes imposed or other deductions on the Lessee's payment of Rent or on the payment by or on behalf of the Lessor of principal, interest or Premium, if any, on the Note or on any amounts paid pursuant to the Indenture or the Construction Loan Agreement, the Lessee shall make such additional payments as will be sufficient such that after the payment of such withholdings and deductions there will be available sufficient amounts to pay all Rent amounts otherwise payable hereunder or under the Lease, and all principal, interest and Premium, if any, on the Note or on any amounts paid pursuant to the Indenture or the Construction Loan Agreement, subject to the Lessee's right to recover from the Owner Participant any of such amounts withheld from Lessee s payment of Rent as a result of the Owner Participant or any Affiliate thereof, being other than a U.S. Person, for which the Owner Participant agrees to pay the Lessee promptly upon demand.

         (e)    Payments to the Lessee.

                (i)  If any Tax Indemnitee actually shall
         realize a net Tax benefit with respect to a Tax not indemnifiable hereunder as a result of any Taxes paid or indemnified against by the Lessee under this Section
         7.1 (whether by way of deduction, credit, allocation or apportionment or otherwise), which benefit was not previously taken into account in determining the amount of the Lessee's payment to such Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee an amount, on an After-Tax Basis, equal to the amount of such net Tax benefit attributable to the payment being made to the Lessee hereunder; provided, however, that if, and so long as, a Lease Event of Default shall have occurred and be continuing, and, in the case of a Lender Indemnitee, any payment then due to such Lender Indemnitee under the Operative Agreements has not been paid, the Tax Indemnitee may hold such amount for the benefit of the Lessee and shall pay such amount to the Lessee promptly following the date on which the Lease Event of Default is no longer continuing and, in the case of a Lender Indemnitee, such payment to such Lender Indemnitee has been made; provided further, however, that no Tax Indemnitee shall be required to pay to the Lessee any Tax benefit to the extent such benefit (determined without regard to the reverse gross-up amount) exceeds the indemnity received by such Tax Indemnitee (determined without regard to the gross-up amount), with such excess to be carried over and applied against any future obligation of the Lessee to indemnify such Tax Indemnitee under the Operative Agreements. In the case of a Lender Indemnitee, such Lender Indemnitee may determine in its sole discretion whether to claim a Tax credit as distinguished from a Tax deduction for any Tax and such treatment shall be applied for purposes of determining the amount of such Tax benefit. If such Tax benefit is thereafter lost, the additional Tax payable shall be treated as a Tax indemnifiable hereunder without regard to the exclusions set forth in Section 7.1(c) except if, and to the extent, such loss results solely from such Tax Indemnitee's gross negligence or willful misconduct.

                (ii)  Upon receipt by a Tax Indemnitee of a
         refund or credit of all or part of any Taxes paid or indemnified against by the Lessee, which refund or credit was not previously taken into account in determining the amount of the Lessee's payment to Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee, on an After-Tax Basis, an amount equal to the amount of such refund plus any interest received by or credited to such Tax Indemnitee with respect to such refund; provided that if, and so long as, a Lease Event of default shall have occurred and be continuing, and, in the case of a Lender Indemnitee, any payment to such Lender Indemnitee under the Operative Agreements then due has not been paid, the Tax Indemnitee may hold such amount for the benefit of the Lessee and shall pay such amount to the Lessee promptly following the date on which the Lease Event of Default is no longer continuing and, in the case of a Lender Indemnitee, such payment has been made. If it is later determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund that is repaid, recaptured or disallowed will be treated as a Tax indemnifiable hereunder without regard to the exclusions set forth in Section 7.1(c) except if, and to the extent, such loss, recapture or disallowance results solely from such Tax Indemnitee s gross negligence or willful misconduct.

                (iii) The Tax Indemnitee will, at the Lessee's expense, pursue refunds and Tax benefits that would result in any such payments to the Lessee, but only if
         (x) the Tax Indemnitee has been notified in writing by the Lessee that such refunds or Tax benefits are available, and (y) in the case of a Lender Indemnitee, the pursuit of such refund or Tax benefit shall not, in the sole discretion of such Lender Indemnitee, exercised in good faith, result in any adverse consequence to such Lender Indemnitee.


         (f) Procedures. Any amount payable to a Tax Indemnitee pursuant to paragraph (b) shall be paid within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that such amount need not be paid prior to the later of (i) the date on which such Taxes are due or (ii) in the case of amounts which are being contested pursuant to paragraph (g) hereof and which are not required to be paid under applicable law, the time such contest (including all appeals permitted hereunder) is finally resolved, provided, further, that with respect to Taxes of a recurring nature, the Tax Indemnitee shall only be required to provide one such written notice. Any amount payable to the Lessee pursuant to paragraph (e) shall be paid within 30 days of the day on which a return is filed reflecting such Tax benefit or, in the case of a refund, promptly after the Tax Indemnitee actually receives a refund giving rise to a payment under paragraph (e), and shall be accompanied by a written statement by the Tax Indemnitee setting forth in reasonable detail the basis for computing the amount of such payment. Within 30 days following the Lessee's receipt of any computation from the Tax Indemnitee, the Lessee may request that a nationally recognized accounting firm selected by the Tax Indemnitee, and reasonably acceptable to the Lessee, determine whether such computations (but not any matters of interpretation of law or the Operative Agreements) are correct. Such accounting firm shall be requested to make the determination contemplated by this paragraph (f) within 30 days of its selection. In the event such accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all information necessary to permit it to accomplish such determination. The computations of such accounting firm shall be final, binding and conclusive upon the parties and the Lessee shall not have any right to inspect the books, records or tax returns of the Tax Indemnitee to verify such computation or for any other purpose. All fees and expenses of the accounting firm payable under this Section 7.1(f) shall be borne by the Lessee, except that if such accounting firm's computation shall result in a decrease in the amount due from the Lessee or an increase in the amount owing to the Lessee by more than the greater of 5% of the Tax Indemnitee's computation or $10,000, then the Tax Indemnitee shall bear the cost of such accounting firm.

         (g) Contest. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Tax as to which the Lessee may have an indemnity obligation, or if any Tax Indemnitee shall determine that any Tax as to which the Lessee may have an indemnity obligation may be payable, such Tax Indemnitee shall promptly notify the Lessee in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee for 30 days after receipt of such notice by the Lessee unless the failure to take action could result in the imposition of penalties or fines or material danger of sale, forfeiture or loss of, or the creation of any Lien on, the Units or any portion thereof or interest therein; provided, however, that any failure to provide such notice shall not relieve the Lessee of any obligation to indemnify any Tax Indemnitee hereunder except to the extent such failure materially impairs the defense of such claim and such failure did not result from the Lessee's failure to provide information, file reports or otherwise fulfill the requirements of the Operative Agreements; provided, further, however, that if such Tax Indemnitee shall be required by law or regulation to take action with respect to any such claim, proceeding or Tax prior to the end of such 30 day period such Tax Indemnitee shall, in such notice to the Lessee, so inform the Lessee and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee before the date on which such Tax Indemnitee shall be required to take action. If, within 30 days after its receipt of such notice (or the shorter period referred to in the preceding sentence), the Lessee shall request in writing that such Tax Indemnitee contest the imposition of such Tax, the Tax Indemnitee shall, at the expense of the Lessee, in good faith contest (including by pursuit of appeals other than appeals to the United States Supreme Court), and shall not settle without the Lessee's written consent (such consent not to be unreasonably withheld, in good faith, based solely on the merits of the claim at issue), or if such contest does not involve a claim for Income Taxes or Taxes imposed by way of withholding, the Tax Indemnitee shall allow the Lessee to contest the validity, applicability or amount of such Tax in the Lessee's own name, or if required by law, in the Tax Indemnitee's name, by, in the sole discretion of the Person conducting such contest:

                (i)  resisting payment thereof;

                (ii) not paying the same except under protest, if protest shall be necessary and proper; or

                (iii)  if payment shall be made, using
         reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings;

    provided, however, that in no event shall such Tax Indemnitee be required to contest (or permit the Lessee to contest) the imposition of any Tax for which the Lessee may be obligated unless: (t) no Lease Default or Lease Event of Default shall have occurred and be continuing, (u) in the case of Income Taxes or withholding Taxes indemnifiable hereunder, (1) the amount of the claim and all future related claims exceeds $100,000 and (2) the Lessee shall have delivered to the Tax Indemnitee an opinion of tax counsel chosen by the Lessee and reasonably acceptable to the Tax Indemnitee to the effect that there is a Reasonable Basis to contest such claim and, in the case of an appeal of an adverse judicial decision, a reasonable basis to appeal such decision, (v) in the case of any contest conducted by the Lessee, the Lessee shall have acknowledged in writing its liability hereunder if the contest is unsuccessful, (w) the Lessee shall have agreed to pay such Tax Indemnitee all costs and expenses that such Tax Indemnitee shall incur in connection with the contest of such claim (including all reasonable legal and accounting fees and disbursements), (x) the action to be taken will not result in any material danger of sale, forfeiture or loss of, or the creation of any Lien on, the Units or any portion thereof or interest therein, (y) if such contest shall involve payment of the claim, the Lessee shall advance the amount thereof, plus interest, penalties and additions to Tax with respect thereto, to such Tax Indemnitee on an interest-free basis and on an after-tax basis, and (z) the subject matter of the claim shall not be of a continuing nature which has been previously decided by a court of competent jurisdiction pursuant to the contest provisions of this Section 7.1(g) unless there shall have been a change in facts or law after the date with respect to which such previous contest shall have been decided, and the Tax Indemnitee shall have received, at Lessee s expense, an opinion of independent tax counsel chosen by the Lessee and reasonably acceptable to the Tax Indemnitee that as a result of such change in facts or law it is more likely than not that such contest will prevail. For purposes of the preceding sentence, a
     Reasonable Basis for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with ABA Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association. The Tax Indemnitee shall consult in good faith with the Lessee regarding the conduct of any contest controlled by such Tax Indemnitee and the Lessee shall consult in good faith with the Tax Indemnitee regarding the conduct of any contest controlled by the Lessee. Notwithstanding the above, a Tax Indemnitee may settle and will not be required to contest the imposition of any Taxes if such Tax Indemnitee shall waive its right to indemnity with respect to such Taxes and any future and logically related Taxes unless, with respect to such future Taxes, the facts or law with respect thereto change in a manner which would render a new contest of such Taxes reasonable.

         (h) Reports. In the event any reports with respect to Taxes are required to be made, the Lessee will either prepare and file such reports (and in the case of reports which are required to be filed on the basis of individual Units, such reports shall be prepared and filed in such manner as to show as required the interests of each Tax Indemnitee in such Unit) or, (x) if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such reports in such manner as shall be reasonably satisfactory to each Tax Indemnitee and deliver the same to each Tax Indemnitee within a reasonable period prior to the date the same is to be filed or (y) if it shall not possess the information required to so prepare and file (and such information is of the type which the Tax Indemnitee could reasonably be expected to possess and which is of the type which the Lessee and its Affiliates would not reasonably be expected to possess) it shall request such information from the Tax Indemnitee, which Tax Indemnitee will cooperate with the Lessee in good faith to provide such information, if within the possession of such Tax Indemnitee, or if not within its possession, to obtain (at the Lessee's expense) such information; it being understood that the ultimate responsibility for obtaining such information not in the possession of the Tax Indemnitee shall be that of the Lessee.

    7.2  General Indemnification and Waiver of Certain Claims.

         (a)    Claims Defined.  For the purposes of this
    Section 7.2, Claims shall mean any and all costs, expenses (including reasonable attorneys' and consultants' fees and disbursements), liabilities, obligations, losses, damages, penalties, proceedings, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) which may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person or any Unit or any other portion of the Trust Estate and, except as otherwise expressly provided in this Section 7.2, shall include, but not be limited to, all reasonable out-of-pocket costs, disbursements and expenses paid or incurred by an Indemnified Person in connection therewith or thereto.

         (b) Indemnified Person Defined. For the purposes of this Section 7.2, "Indemnified Person" means the Owner Participant, the Owner Trustee (both in its individual capacity and as Owner Trustee), the Trust Estate, the Indenture Trustee (both in its individual capacity and as Indenture Trustee), the Indenture Estate, the Construction Lenders, the Construction Loan Agent, the holders of Notes (and if such holder is the nominee of another Person, such other Person) and the respective shareholders, directors, officers, employees, Affiliates, successors and permitted assigns, agents and servants of the Owner Participant, the Owner Trustee (both in its individual capacity and as Owner Trustee), the Indenture Trustee (both in its individual capacity and as Indenture Trustee), the Construction Loan Agent, the Construction Lenders, and the holders of Notes.

         (c) Claims Indemnified. Subject to the exclusions stated in paragraph (d) below, the Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims relating to, resulting from or arising out of the Units, any of the property constituting a part of the Trust Estate, the Operative Agreements or the transactions contemplated thereby (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person), including, without limitation:

                (i)    this Agreement or any other Operative
         Agreement or any of the transactions contemplated hereby and thereby, or the location, replacement, condition, ownership, acquisition, lease, operation, possession, repossession, redelivery, modification, improvement, abandonment, use, non-use, maintenance, assembly, installation, presence, rebuilding, import, export, addition, assignment, transfer of title, preparation, sublease, rental, substitution, control, repair, storage, alteration, transfer, sale or other application or disposition (including the imposition of a Lien other than a Lessor's Lien), return, overhaul, transportation, insuring, inspection, testing or registration of any Unit (including, without limitation, injury, death or property damage of passengers, shippers or others), and strict liability in tort;

                (ii) the actual or alleged presence, release or threatened release of Hazardous Substances on, in, under or from the Premises, Easements or Units during the Lease Term, whether discovered during or after the Lease Term; any Environmental Claim based on Lessee s operations on or at the Premises, Easements or Units, but excluding any matters based solely on the gross negligence or willful misconduct of the Owner Participant, the Owner Trustee, the Indenture Trustee and the holders of the Notes; and any violation by Lessee of any Environmental Law;

                (iii) the construction, manufacture, financing, mortgaging, refinancing, design, purchase, acceptance, rejection, delivery, non-delivery or condition of any Unit (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement);

                (iv) any act or omission (whether negligent or otherwise) or any breach of or failure to perform or observe, or any other noncompliance with, any covenant, condition or agreement to be performed by, or other obligation of, the Lessee or Bayer under any of the Operative Agreements, or the falsity of any representation or warranty of the Lessee or Bayer in any of the Operative Agreements or in any document or certificate delivered in connection therewith, other than representations and warranties in the Tax Indemnity Agreement;

                (v) without limiting Section 10.3, the offer, issue, sale or delivery of any Notes or the Construction Advances or the Construction Notes or any interest in the Trust Estate and any refinancing of the Notes or the Construction Advances or the Construction Notes, other than violations of applicable securities laws attributable to such Indemnified Person's own actions or omissions (and not imputed to such Indemnified Person solely by reason of its entering into the Operative Agreements, its participation in the transactions contemplated by the Operative Agreements and its interest in the Units or the acts or omissions of the Lessee or Bayer);

                (vi)   the imposition of any Lien on any Unit
         other than Lessor's Liens;

                (vii)  endeavoring to enforce the Operative
         Agreements or exercising remedies thereunder;

                (viii) violations of ERISA, including, without limitation, by reason of this Agreement or any other Operative Agreement or any transactions contemplated hereby or thereby constituting a prohibited transaction within the meaning of Section 406 of ERISA;

                (ix) any violation of any law, rule, regulation or order by the Lessee or its directors, officers, employees, agents or servants; and

                (x) any costs incurred directly or indirectly by the Construction Lenders in connection with the purchase by Bayerische of a participation in Security Pacific s Construction Advances as contemplated by
         Section 2.5 of the Construction Loan Agreement which result from any breakage of an Interest Period for outstanding Construction Advances or the establishment of any short-period match-funding by Bayerische related to the purchase of such participation.

         (d) Claims Excluded. The following are excluded from the agreement to indemnify under this Section 7.2:

                (i) Claims with respect to any Unit to the extent attributable to acts or events occurring in connection with and after (and not attributable to events having occurred or conditions existing prior to)
         (A) in the case of the consummation by the Lessee of a purchase option with respect to all of the Units under
         Section 22 of the Lease, or the payment of Termination Value by the Lessee in respect of Proposed Terminated Units under Section 10.2 of the Lease, or the occurrence of an Event of Loss with respect to all of the Units for which Stipulated Loss Value is paid under
         Section 11 of the Lease, the payment of all amounts due from the Lessee in connection with any such event, and
         (B) in all other cases, with respect to such Unit, the last to occur of (x) the earlier to occur of the termination of the Lease or the expiration of the Lease Term thereof, (y) the return of such Unit to the Owner Trustee in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in Section 6.3 of the Lease, the date of return thereof for the purpose of this Clause
         (i)(B)(y) shall be the end of the last day of such storage period), and (z) the payment in full of the principal of, Premium, if any, and interest on the Notes and all other amounts due and payable to or for the account of the Indenture Trustee and the Note holders under the Indenture and the other Operative Agreements;

                (ii) Claims which are Taxes (other than amounts necessary to indemnify Claims on an After-Tax Basis), or any cost or expense of contesting any such Taxes whether or not the Lessee is required to indemnify therefor under Section 7.1 hereof or the Tax Indemnity Agreement, the Lessee's entire obligation with respect to Claims which are Taxes under Section 4975 of the Code and to Taxes and losses of tax benefits being fully set out in such Section 7.1 or the Tax Indemnity Agreement;

                (iii)  with respect to any particular
         Indemnified Person and only as to such Indemnified Person, Claims to the extent attributable to the gross negligence or wilful misconduct (other than any gross negligence or wilful misconduct imputed as a matter of law to such Indemnified Person solely by reason of its participation in the transactions and entering into the Operative Agreements, its interest in the Units or the acts or omissions of the Lessee or Bayer) of, or the falsity or inaccuracy of any representation or warranty of, or any breach of any covenant of, such Indemnified Person; and

                (iv) Claims attributable to (A) any voluntary transfer, assignment or other disposition ( Transfer ) by such Indemnified Person subsequent to the applicable Purchase Date, of any interest in some or all of the Units, any of the property constituting the Trust Estate, the Lease, its interest in the Trust Estate, the Notes, the Construction Advances or any other interests or obligations arising under the Operative Agreements other than (x) Transfers which occur as a result of the exercise of remedies after a Lease Event of Default has occurred and is continuing, (y) any Transfer pursuant to the terms of the Lease at the request or option of the Lessee (including the Lessee's exercise of the option granted pursuant to Section 22 of the Lease), or (z) any Claim under ERISA that would not have been made if the representation made by the Owner Participant in Section 3.4(i) had been true and correct when made or (B) any involuntary Transfer by such Indemnified Person of any interest in the Units, any of the property constituting the Trust Estate, the Lease, the Notes, the Construction Advances or any interests or obligations arising under the Operative Agreements resulting from any bankruptcy or other proceeding for relief of debtors in which such Indemnified Person is the debtor or any foreclosure by a creditor of the Indemnified Person other than (y) any such Transfer following the occurrence and continuance of a Lease Event of Default, or (z) any Claim under ERISA that would not have been made if the representation made by the Owner Participant in Section 3.4(i) had been true and correct when made.

         (e) Insured Claims. In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to
    Section 12 of the Lease or otherwise, each Indemnified Person agrees, at Lessee's cost and expense, to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

         (f) Claims Procedure. An Indemnified Person shall, after obtaining actual knowledge thereof, promptly notify the Lessee of any Claim as to which indemnification is sought (unless the Lessee theretofore has notified such Indemnified Person of such Claim); provided, however, that the failure to give such notice shall not release the Lessee from any of its obligations under this Section 7, except to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall materially and substantially prejudice the Lessee's ability to defend such Claim and such failure arises out of or is caused by the misconduct or negligence of such Indemnified Person, provided that, for purposes of this sentence, whenever (but only prior to the Lease Term Commencement
    Date) Bayerische, in its capacity as a Construction Lender, is an Indemnified Person, such Indemnified Person shall be deemed to have actual knowledge of a Claim only to the extent that both such Indemnified Person and the Construction Loan Agent have actual knowledge of such claim. Subject to the provisions of the following paragraph, the Lessee shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such Claim; provided that the Lessee shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request.

         Notwithstanding any of the foregoing to the contrary, no Lessee shall be entitled to control and assume responsibility for the defense of such Claim if (1) a Lease Event of Default shall have occurred and be continuing and the Indemnified Person notifies the Lessee that it is no longer permitted to control the defense of such Claim, (2) there exists an imminent risk of sale, forfeiture or loss of any Unit or any other portion of the Trust Estate or such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Permitted Lien) on, any Unit or any other portion of the Trust Estate, (3) the amounts involved, in the reasonable opinion of such Indemnified Person, are likely to have a materially adverse effect on the business, taken as a whole, of such Indemnified Person (other than the ownership, leasing and financing of the Units), (4) in the reasonable opinion of such Indemnified Person, there exists an actual or potential material conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (5) the Lessee has not acknowledged its liability to the Indemnified Person with respect to such Claim (except to the extent that thereafter any judicial determination or settlement establishes that the act, omission or event giving rise to such Claim was not indemnifiable under this Section 7.2) or (6) in the reasonable opinion of such Indemnified Person such Claim involves the risk of criminal sanctions or liability to such Indemnified Person. In the circumstances described in clauses (1) through (6), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the cost and expense of the Lessee. Unless a Lease Event of Default has occurred and is continuing, the Indemnified Person shall not settle or compromise any Claim without the prior consent of the Lessee, which consent shall not be unreasonably withheld.
    In addition, any Indemnified Person, at its own cost and expense, may participate in any proceeding controlled by the Lessee pursuant to this Section 7.2(f). The Lessee may in any event participate in all such proceedings at its own cost and expense. Nothing contained in this Section 7.2(f) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

         (g)    Subrogation.  If a Claim indemnified under this
    Section 7.2 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, or if payment of the Claim has otherwise been provided for in full in a manner reasonably satisfactory to the Indemnified Person, the Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment (or provision) to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid (or provided for) with respect to the act or event giving rise to such Claim. So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee or any of its insurers has paid in respect of such Claim paid or payable by such Indemnified Person on account of such refund) to the Lessee.

         (h) Waiver of Certain Claims. The Lessee hereby waives and releases any Claim now or hereafter existing against any Indemnified Person arising out of death or personal injury to personnel of the Lessee or any of its Affiliates or Bayer (including directors, officers, employees, agents and servants), loss or damage to property of the Lessee or its Affiliates or Bayer, or the loss of use of any property of Lessee or its Affiliates or Bayer, which may result from or arise out of the condition, use or operation of the Units during the Lease Term, including, without limitation, any latent or patent defect whether or not discoverable.

         (i) No Guaranty. The general indemnification provisions of this Section 7.2 do not constitute a guaranty by the Lessee that the principal of, interest on or any other amounts payable with respect to the Notes will be paid.

SECTION 8       LESSEE'S RIGHTS UNDER THE LEASE

    Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly, severally and as to its own actions only, agrees that unless a Lease Event of Default has occurred and is continuing, it shall not take, or cause to be taken, any action contrary to the Lessee's rights under the Lease, including, without limitation, the right to possession, use and operation by the Lessee (or any permitted sublessee) of the Units.

SECTION 9       SPECIAL RIGHTS OF NOTE PURCHASER

    Notwithstanding any provision to the contrary in this Agreement, the Indenture or the Notes relating to the manner and place of payment, all amounts payable to the Note Purchaser with respect to any Notes held by the Note Purchaser or a nominee for the Note Purchaser shall be paid by the Indenture Trustee to the Note Purchaser (without any presentment thereof and without any notation of the payment being made thereon) by check, duly mailed, by first-class mail, postage prepaid, or delivered to such Note Purchaser at the address for payments for such Note Purchaser or, if a wire transfer to a bank account is designated opposite such Note Purchaser's name on Schedule 1 or in a written notice from such Note Purchaser to the Owner Trustee and the Indenture Trustee, by wire transfer of immediately available funds to the bank so designated for credit to the account and marked for attention as so designated, provided that such bank has facilities for the receipt of a wire transfer, or in any other manner or to any other address in the United States as may be designated by such Note Purchaser in a written notice from such Note Purchaser to the Owner Trustee and the Indenture Trustee. In the case of any wire transfer, the Indenture Trustee will transfer funds from the office of the Indenture Trustee not later than 2:00 p.m., Wilmington, Delaware time the date any payment or prepayment of principal, Premium, if any, or interest on the Notes is due, provided that funds therefor have been received by the Indenture Trustee in cash or in solvent credits acceptable to it by 12:00 noon, Wilmington, Delaware time, or if not so received, the Indenture Trustee shall transfer such funds promptly upon its receipt of such cash or solvent credits, but no later than 12:00 noon Wilmington, Delaware time the next Business Day. In the event the Indenture Trustee shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds by the time specified above, the Indenture Trustee agrees to compensate the Note holders for loss of use of funds. The Note Purchaser agrees that, if the Note Purchaser shall sell or transfer any Notes, the Note Purchaser will notify the Indenture Trustee of the name and address of the transferee and such Note Purchaser will, prior to the delivery of such Notes, make a notation on such Notes of the date to which interest has been paid thereon and of the amount of any payments or prepayments made on account of the principal thereof.

SECTION 10 MISCELLANEOUS

     10.1 Survival. All warranties, representations, indemnities and covenants made by any party hereto, whether herein or in any certificate or other instrument delivered by any such party or on behalf of any such party under this Agreement, shall be considered to have been relied upon by each other party hereto and shall survive the execution and delivery hereof, the consummation of the transactions contemplated hereby at the Closing or on each Purchase Date, each Advance Date and the Lease Term Commencement Date, regardless of any investigation made by any such party or on behalf of any such party. All indemnities made by any party hereto, whether herein or in any certificate or other instrument delivered by any such party or on behalf of any such party under this Agreement, shall survive the termination of this Agreement or any other Operative Agreement.

     10.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing, and any such notice shall become effective when received. Any written notice shall be by (a) personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) United States mail, certified, postage prepaid, return receipt requested or (c) facsimile transmission, confirmed by the method set forth in clause (a) or (b) above, in each case addressed to addressee at its respective address set forth on Schedule 1 or at such other address as such Person may from time to time designate by written notice to the other Persons party hereto.

     10.3 No Guaranty. Nothing contained herein (including, without limitation, Section 7.2 hereof) or in the Lease, the Indenture, the Trust Agreement, the Bayer Letter, the Bayer Support Agreement or the Tax Indemnity Agreement or in any certificate or other statement delivered by the Lessee or Bayer in connection with the transactions contemplated hereby or thereby shall be deemed to be (a) a guaranty by the Lessee or Bayer to the Owner Trustee, the Owner Participant, the Indenture Trustee or any holder of Notes that the Units will have any residual value or useful life, or (b) a guaranty by the Lessee or Bayer of payment of the principal of, Premium, if any, or interest on the Notes. Nevertheless, this Participation Agreement and each other document named in the foregoing sentence shall be enforceable in accordance with its terms.

     10.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 6.1 hereof and each successive holder of a Note permitted under Section 6.13 hereof. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign their interests herein without the consent of the other parties hereto.

     10.5 Business Day. If the date on which any payment is to be made pursuant to this Agreement or any other Operative Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day, with the same force and effect as if made on the date when such payment is due.

     10.6  GOVERNING LAW.  THIS AGREEMENT SHALL BE IN ALL
RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION,
VALIDITY AND PERFORMANCE.

     10.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement as to such jurisdiction or any other jurisdiction.

     10.8 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     10.9 Headings and Table of Contents. The headings of the Sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     10.10 Reproduction of Documents. This Agreement, all documents constituting exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received in connection with the purchase of the Notes, (c) documents received by the Owner Participant in connection with the Owner Trustee's purchase of the Units, and (d) financial statements, certificates, and other information previously or hereafter furnished to the Owner Participant, the Owner Trustee, the Construction Loan Agent and the Indenture Trustee, may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each party hereto agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     10.11 Limitations of Liability.

     (a) Liabilities of the Indenture Trustee, the Owner Trustee, the Construction Lenders, the Construction Loan Agent and the Participants. Neither the Indenture Trustee, the Owner Trustee, any Construction Lender, the Construction Loan Agent nor any Participant shall have any obligation or duty to the Lessee or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth with respect to it in this Agreement and the other Operative Agreements; and neither the Indenture Trustee, the Owner Trustee, any Construction Lender, the Construction Loan Agent nor any Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limiting the generality of the foregoing, under no circumstances whatsoever shall the Indenture Trustee, any Construction Lender, the Construction Loan Agent or any Participant be liable to the Lessee for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by misconduct or negligence of the Owner Trustee unless such action or inaction is at the direction of the Indenture Trustee, such Construction Lender, the Construction Loan Agent or such Participant, as the case may be.

     (b) No Recourse to the Owner Trustee. It is expressly understood and agreed by and among the Owner Trustee, the Lessee, each Participant, each Construction Lender, the Construction Loan Agent and the Indenture Trustee, and their respective successors and permitted assigns, that, subject to the proviso contained in this Section 10.11(b), all representations, warranties, covenants and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as Owner Trustee under the Trust Agreement, and (except as otherwise expressly provided herein) the Owner Trustee shall not be liable in its individual capacity for any breach thereof, except in the case of handling funds for failure to act with the same care Boatmen's uses in handling its own funds, and in all other cases for its gross negligence or wilful misconduct; provided, however, that nothing in this Section 10.11(b) shall be construed to limit in scope or substance those representations, warranties, covenants and undertakings of the Owner Trustee made expressly in its individual capacity set forth herein or in any other Operative Agreement. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement, or the Owner Participant if the trust created thereby is terminated or revoked.

     (c) No Recourse to the Indenture Trustee. It is expressly understood and agreed by and among the Owner Trustee, the Lessee, each Participant, the Indenture Trustee and each holder of a Note, and their respective successors and permitted assigns, that, subject to the proviso contained in this Section 10.11(c), all representations, warranties, covenants and undertakings of the Indenture Trustee hereunder shall be binding upon the Indenture Trustee only in its capacity as Indenture Trustee under the Indenture, and (except as otherwise expressly provided herein) the Indenture Trustee shall not be liable in its individual capacity for any breach thereof, except in the case of handling funds for failure to act with the same care the Indenture Bank uses in handling its own funds and in all other cases for its gross negligence or wilful misconduct; provided, however, that nothing in this Section 10.11(c) shall be construed to limit in scope or substance those representations, warranties, covenants and undertakings of the Indenture Trustee made expressly in its individual capacity set forth herein or in any other Operative Agreement. The term Indenture Trustee as used in this Agreement shall include any successor trustee under the Indenture.

     10.12 Amendments and Waivers. Subject to Section 2.9 hereof, no term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party against which enforcement of the termination, amendment or waiver is sought.

     10.13 Disclosure of Information. (a) The Lessee authorizes each holder of a Note to disclose to any Note Purchaser or potential Note Purchaser, or to any assignee or potential assignee of a Note, any and all financial and other information in such holder's possession concerning the Lessee or LSB that has been delivered to such holder of a Note by or on behalf of the Lessee or LSB pursuant to this Agreement or any other Operative Agreement or that has been delivered to such holder of a Note by or on behalf of the Lessee or LSB in connection with such holder's investigation of the Lessee and LSB prior to purchasing a Note.

     (b) Subject to the provisions of Section 10.16, the Lessee authorizes the Owner Participant to disclose to any Transferee or potential Transferee of the Beneficial Interest any and all financial and other information in the Owner Participant's possession concerning the Lessee or LSB that has been delivered to the Owner Participant by or on behalf of the Lessee or LSB pursuant to this Agreement or any other Operative Agreement or that has been delivered to the Owner Participant by or on behalf of the Lessee or LSB in connection with the Owner Participant's investigation of the Lessee and LSB prior to purchasing the Beneficial Interest.

     10.14 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON OR ON ANY OTHER OPERATIVE AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, EXCEPT FOR LITIGATION BROUGHT IN THE COURTS OF OTHER JURISDICTIONS TO ENFORCE JUDGMENTS RENDERED BY SUCH COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS LOCATED IN NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE APPELLATE COURTS THEREFROM FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREIN FOR WHICH APPEALS OR THE TIME FOR APPEAL HAVE EXPIRED IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OR VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER OPERATIVE AGREEMENTS.

     10.15 WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ANY
RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY MATTER ARISING
HEREUNDER OR UNDER ANY OTHER OPERATIVE AGREEMENT.

     10.16 Confidentiality. The parties hereto (other than Lessee) agree to take normal and reasonable precautions in accordance with their normal procedures and exercise due care to maintain the confidentiality of all information relating to the Lessee, Bayer and their respective Affiliates, which has been identified as confidential by the Lessee or Bayer, and neither such parties nor any of their Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by the Operative Agreements; except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such parties, or (b) was or becomes available on a non-confidential basis from a source other than the Lessee or Bayer; provided, that such source is not bound by a confidentiality agreement with either the Lessee or Bayer known to such parties; and provided, further, that any such party may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which such party is subject or in connection with an examination of such party by any such Governmental Authority including, without limitation, the National Association of Insurance Commissioners and any other industry regulators, (ii) pursuant to subpoena or other court process, (iii) when required to do so in accordance with the provisions of any applicable law, (iv) to each such party's independent auditors and other professional advisors, and (v) to any Person and in any proceeding necessary in any such party's judgment to protect such party's interests in connection with any claim or dispute involving such party. Notwithstanding the foregoing, the Lessee authorizes such parties to disclose to any participant or assignee or purchaser of the Construction Notes, the Notes, the Trust Estate, the Indenture Estate, the Beneficial Interest or the Units (each, a "Transferee"), to any prospective Transferee and to any Affiliate, such financial and other information in such parties' possession concerning the Lessee, Bayer or their respective Affiliates which has been delivered to such parties pursuant to this Lease or the Participation Agreement; provided, that unless otherwise agreed by the Lessee or Bayer, as applicable, the Transferee agrees in writing with such parties to keep such information confidential to the same extent required of such parties hereunder.

                         *     *     *     *     *


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in New York, New York, all as of the date first above written.

Lessee:                 EL DORADO NITROGEN COMPANY



                        By:__________________________________
                           Name:_____________________________
                           Title:____________________________



Owner Trustee:          BOATMEN'S TRUST COMPANY OF TEXAS,
                        not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee


                        By:__________________________________
                           Name:_____________________________
                           Title:____________________________




Owner Participant:      SECURITY PACIFIC LEASING CORPORATION



                        By:__________________________________
                           Name:_____________________________
                           Title:____________________________



Indenture Trustee:      WILMINGTON TRUST COMPANY,
                             not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee



                        By:___________________________________
                             Name:____________________________
                             Title:___________________________



Construction Loan
Agent:                  BANK OF AMERICA NATIONAL TRUST AND
                        SAVINGS ASSOCIATION

                        By:___________________________________
                           Name:______________________________
                           Title:_____________________________



Construction Lender:    SECURITY PACIFIC LEASING CORPORATION

                        By:___________________________________
                           Name:______________________________
                           Title:_____________________________



Construction Lender
and Note Purchaser:     BAYERISCHE LANDESBANK, NEW YORK BRANCH

                        By:___________________________________
                           Name:______________________________
                           Title:_____________________________


                        By:___________________________________
                           Name:______________________________
                           Title:_____________________________



                                                                  EXHIBIT A
                                                    Participation Agreement



               FORM OF AMENDED AND RESTATED TRUST AGREEMENT


                                                                  EXHIBIT B
                                                    Participation Agreement



                             FORM OF INDENTURE


                                                                  EXHIBIT C
                                                    Participation Agreement



                    FORM OF CONSTRUCTION LOAN AGREEMENT



                                                                EXHIBIT D-1
                                                    Participation Agreement



                      FORM OF BAYER SUPPORT AGREEMENT




                                                                EXHIBIT D-2
                                                    Participation Agreement



                           FORM OF BAYER LETTER





                                                                  EXHIBIT E
                                                    Participation Agreement



                               FORM OF LEASE


                                                                EXHIBIT F-1
                                                    Participation Agreement



                           FORM OF GROUND LEASE


                                                                EXHIBIT F-2
                                                    Participation Agreement



                       FORM OF GROUND LEASE SUBLEASE


                                                                EXHIBIT G-1
                                                    Participation Agreement



           FORM OF OPINION OF LESSEE'S COUNSEL - EFFECTIVE DATE


                                                                EXHIBIT G-2
                                                    Participation Agreement



                FORM OF OPINION OF LESSEE'S COUNSEL - LEASE
                         TERM COMMENCEMENT DATE


                                                                EXHIBIT H-1
                                                    Participation Agreement



           FORM OF OPINION OF OWNER TRUSTEE'S SPECIAL COUNSEL -
                             EFFECTIVE DATE


                                                                EXHIBIT H-2
                                                    Participation Agreement



           FORM OF OPINION OF OWNER TRUSTEE'S SPECIAL COUNSEL -
                      LEASE TERM COMMENCEMENT DATE


                                                               EXHIBIT I-1A
                                                    Participation Agreement



         FORM OF OPINION OF OWNER PARTICIPANT'S SPECIAL COUNSEL -
                             EFFECTIVE DATE



                                                               EXHIBIT I-2A
                                                    Participation Agreement



         FORM OF OPINION OF OWNER PARTICIPANT'S SPECIAL COUNSEL -
                             EFFECTIVE DATE



                                                               EXHIBIT I-2B
                                                    Participation Agreement



             FORM OF OPINION OF OWNER PARTICIPANT S SPECIAL
                   COUNSEL-LEASE TERM COMMENCEMENT DATE


                                                                  EXHIBIT J
                                                    Participation Agreement



          FORM OF OPINION OF INDENTURE TRUSTEE'S SPECIAL COUNSEL



                                                               EXHIBIT K-1A
                                                    Participation Agreement



                   FORM OF OPINION OF BAYER'S COUNSEL -
                             EFFECTIVE DATE



                                                               EXHIBIT K-1B
                                                    Participation Agreement



                       FORM OF OPINION OF PAUL BERRY


                                                               EXHIBIT K-2A
                                                    Participation Agreement



                   FORM OF OPINION OF BAYER'S COUNSEL -
                      LEASE TERM COMMENCEMENT DATE



                                                               EXHIBIT K-2B
                                                    Participation Agreement



                      FORM OF OPINION OF PAUL BERRY -
                      LEASE TERM COMMENCEMENT DATE


                                                                  EXHIBIT L
                                                    Participation Agreement



                   FORM OF PRIVATE PLACEMENT CERTIFICATE



                                                                  EXHIBIT M
                                                    Participation Agreement

                          [INTENTIONALLY OMITTED]


                                                                  EXHIBIT N
                                                    Participation Agreement


                FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                                  EXHIBIT O
                                                    Participation Agreement


                           FORM OF BILL OF SALE


                                                                  EXHIBIT P
                                                    Participation Agreement


                          FORM OF PURCHASE NOTICE



                                                                  EXHIBIT Q
                                                    Participation Agreement


                        FORM OF ADVANCE DATE NOTICE



                                                                  EXHIBIT R
                                                    Participation Agreement


                       FORM OF AMENDED AND RESTATED
                       CONSTRUCTION AGENCY AGREEMENT


                                                                 EXHIBIT S
                                                    Participation Agreement


                        FORM OF FACILITY DOCUMENTS


                                                                  EXHIBIT T
                                                    Participation Agreement


                         FORM OF SUPPORT DOCUMENTS


                                                                  EXHIBIT U
                                                    Participation Agreement


                   FORM OF ELIGIBLE OP ASSIGNEE GUARANTY



                                                                 SCHEDULE 1
                                                    Participation Agreement



                PARTIES' ADDRESSES AND PAYMENT INSTRUCTIONS


Party               Address                  Payment Instructions





                                                                 SCHEDULE 2
                                                    Participation Agreement

                              RENTAL FACTORS


                              Basic Rent Percentage
Rent Payment Date                  In Arrears/In Advance



                                                                 SCHEDULE 3
                                                    Participation Agreement


                  STIPULATED LOSS VALUE/TERMINATION VALUE


                                  Stipulated Loss
                                 Value as Percent     Termination
Determination Date         of Total Eqipment Cost           Value
-------------------        ----------------------     -----------



                                                                 SCHEDULE 4
                                                    Participation Agreement


                          [INTENTIONALLY OMITTED]


                                                                 SCHEDULE 5
                                                    Participation Agreement


                           AMORTIZATION SCHEDULE




                                                                 SCHEDULE 6
                                                    Participation Agreement


                    FIXED PRICE PURCHASE OPTION AMOUNT


                                           Fixed Price Purchase
Lease Term Expiration Date                     Option Amount
--------------------------                 ---------------------


                                                                 SCHEDULE 7
                                                    Participation Agreement



                              LEASED PROPERTY




                                                                 SCHEDULE 8
                                                    Participation Agreement



                            PRICING ASSUMPTIONS



                                                                 SCHEDULE 9
                                                    Participation Agreement



                      CONSTRUCTION COMMITMENT AMOUNTS



                                                                SCHEDULE 10
                                                    Participation Agreement



                NOTE PURCHASER'S PERCENTAGE AND COMMITMENT




                                                                SCHEDULE 11
                                                    Participation Agreement


                            LESSEE DISCLOSURES



                                                                 APPENDIX A
                                                    Participation Agreement


                                DEFINITIONS